Listing Report:Supplement No. 9 dated Jul 20, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 267717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.98%	Starting borrower rate/APR:	18.98% / 20.45%	Starting monthly payment:	$183.23

Auction yield range:	8.27% - 17.98%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1994	Debt/Income ratio:	23%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$47,371	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	emerdave	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying off my credit cards
My wife and I are looking to pay off one of our credit cards which has recently raised the minimum payment to 5% (Chase).  We are trying to find a more reasonable payment plan, and realize that we may need to pay a higher interest rate in the short run to accomplish this.

This will be a short-term loan as we will use part of my year-end bonus to pay this loan off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 307632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1995	Debt/Income ratio:	50%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,733	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	avslover1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-580 (Mar-2008) 560-580 (Feb-2008) 660-680 (Jul-2007)
Principal balance:	$2,149.60	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying off high rate credit cards
Purpose of loan:
This loan will be used to? clean up my act.
My financial situation:
I am a good candidate for this loan because? I already have a loan through Prosper and have never been late.  Would like to pay off credit cards and clean up my act by getting rid of these credit cards.
Monthly net income: $ 3038.46

Monthly expenses: $
  Housing: $ 937.
  Insurance: $ 150.
  Car expenses: $ 200.
  Utilities: $ 100.
  Phone, cable, internet: $ 60.
  Food, entertainment: $ 150.
  Clothing, household expenses $ 100.
  Credit cards and other loans: $ 400.
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 315050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.69%	Starting monthly payment:	$161.34

Auction yield range:	3.27% - 9.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1997	Debt/Income ratio:	4%
Credit score:	860-880 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,856	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ALHBLJ	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Apartment Gate
Hi!  Thanks for looking at my loan.

I own a 21 unit apartment building in Hartford.  To improve the parking security of the property for the tenants I would like to install an automatic gate to close the parking lot off from the street and only allow tenants into the lot.  I have received quotes from several contractors for $5000.

The improvement will also allow me to charge additional rents for the parking (there are 12 spots) and each could produce $25.00/mo more.  The monthly payment of approximately $160/mo would be more than covered by the additional income.  I am looking to finance the project because it would produce enough income to pay for itself and since Prosper is lending again I thought it was a good alternative.

From a personal point of view, I have excellent credit and good salary so even if no-one decided to park there (which is extremely unlikely), I would be able to pay for the loan from my own funds.

Thank-you for your consideration, and I would encourage you to fund my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 326993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$463.91

Auction yield range:	17.27% - 18.90%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1993	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,076	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TFMLLC	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gas Saving Invention Patent
Purpose of loan:
This loan will be used to patent a gas saving device and provide the company with working capital.

My financial situation:
I am a good candidate for this loan because I have invented an incredible device which reduces fuel consumption and increases mileage.  We have been testing and improving this device for 2 years, and we are now prepared to introduce it into the automotive industry.  Our testing results have shown at least a 25% increase in fuel mileage and as high as 60% depending on vehicle, weather and traffic conditions.  My truck pictured above, for example, is a F-150 4X4.  With my invention installed, I took it from 16.5 mpg to 21.8 mpg, a 30% increase.

Monthly net income: $ 6,000

Monthly expenses: $
  Housing: $ 800
  Insurance: $ 150
  Car expenses: $ 620
  Utilities: $ 150
  Phone, cable, internet: $ 120
  Food, entertainment: $ 500
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 220
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 377281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.45%	Starting borrower rate/APR:	25.45% / 25.96%	Starting monthly payment:	$299.99

Auction yield range:	17.27% - 24.45%	Estimated loss impact:	35.91%
Lender servicing fee:	1.00%	Estimated return:	-11.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2002	Debt/Income ratio:	76%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$770	Revolving credit balance:	$7,219	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Jenny07	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 96% )	600-620 (Latest)
Principal borrowed:	$4,100.00	< mo. late:	1 ( 4% )	580-600 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
help pay off last of credit cards
Hello,
      My husband and I are trying to get out of debt by paying of the credit cards. We want to put all the credit card payments into one loan with one payment. We would go from ten payments to one payment with this loan. That way we don't have to worry about making all the payments on time. The reason the debt to income ratio is so high is because all of the bills are in my name, and only my income was listed. My husband is also a provider to our family.
    We moved in October of 07 and are back on our feet from the move. We had some tough times moving and got behind on a couple of bills, but we are now current on all of our bills and on time with them. We were late only once with prosper and that was because of the move and switching banks. We both have good jobs and doing very good in the jobs that we have. I have been full time with my employer a year. My husband has been working for the same company since October 07. My husband makes about $28,000 bring home.
    All we want to do is consolidate the last of our debt into one payment for more connivance and we are going to close all the credit cards once they are paid off. Some accounts have already been paid off and closed due to us not using them.
   We plan to have this loan and all of our other debt paid off in two years or less. Please help us achieve this plan, we can not do this with out your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 390938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$345.84

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1996	Debt/Income ratio:	30%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,233	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mdellison	Borrower's state:	Oregon	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	33 ( 94% )	660-680 (Latest)
Principal borrowed:	$5,750.00	< mo. late:	2 ( 6% )	640-660 (Nov-2007) 600-620 (Mar-2007) 540-560 (Aug-2006) 520-540 (Jul-2006)
Principal balance:	$1,468.27	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Proven borrower needs help again
FIRST: I have completed two successful loans on Prosper and am current on the third. The two late payments were resolved immediately.

ABOUT ME: I am 31 years old, married with two children, ages five and three. I purchased my first home in October '06.  I work full-time as a union electrician and also work on weekends bartending. My wife works full-time as a mother of two, as well as being a full-time student. She also works part-time in retail sales.

WHAT I WILL DO WITH THE MONEY LOANED TO ME: I took a personal loan from a financial institution at a rate much higher than I wanted. Most of this loan will got to refinance that $5500 loan. The rest will pay off my current Prosper loan and a Chase Credit card which just had the interest rate almost doubled for no reaon at all.

HERE ARE MY MONTHLY FINANCIAL DETAILS:
Net income after payroll deductions from all sources: $5300
Spouse's Income: $600
Total monthly family Income $5900
Mortgage/Rent: $1200
Phone: $100
Electricity & Water: $200
Car Loan and Operating Expenses: $400
Food: $ 400
Insurance: $150
Cable/Internet: $80
Clothing, expenses for children, etc. $300
Student Loans:  $70
Home Improvements:  200
Total Monthly Expenses : $3000
I will have $2900 left to make the payments on my Prosper loan.

CLOSING REMARKS TO LENDERS: This loan will make my life a little less hectic. All of the credit debt that this will consolidate are payed on time and in good standing
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 392355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1995	Debt/Income ratio:	25%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	2y 6m
Amount delinquent:	$790	Revolving credit balance:	$16,638	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	RicRock	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get out from CC debt
Purpose of loan:
I have one CC with a balance of $5000 and 2 CC's with smaller balances and an old medical bill totaling $2500

My financial situation:
I'm in a decent situation but can't seem to get on top of these old CC's and the interest is killing us!
Would like to get them paid/closed/shredded

Below is my income and doesn't include my wife's. We are also helping our oldest son with his student loans so this loan would be very beneficial to us.

Monthly net income: $ 3000

Monthly expenses: $
  Housing: $ 800
  Insurance: $ 150
  Car expenses: $ 200
  Utilities: $ 200
  Phone, cable, internet: $ 80
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ <remainder of monthly income>
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 410673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,595.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.46%	Starting monthly payment:	$65.97

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1992	Debt/Income ratio:	4%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,183	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	37	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	1Hockeyfan33	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One step closer
Purpose of loan:
My husband and I own a bar.  Our bar stools and chairs have seen better days and we would like to replace them.

My financial situation:
I am a good candidate for this loan because my husband and I are both working full time and we can afford to pay it back.  We did have a bankruptcy back in 2004.  It was a Chapter 13 and we paid it off early about 4 years ago.  Our credit problems are behind us.  We are current on all our current obligations.

I am also a Prosper lender.

My Monthly net income: $3220 (This is only my income and does not include my husbands)
2/3 Monthly expenses (as my husband's income pays the rest)
Housing: $1000 (taxes and insurance are escrowed)
Insurance: $110
Car expenses: $150 - gas/maintenance.  No car payment. ( plus my company pays my transit costs to take light rail)
Utilities: $250
Phone, cable, internet: $80
Food, entertainment: $225 - groceries and eating out a few times a month
Credit cards and other loans: $110
Child Care: $300 - we are so lucky to have a live-in nanny. The majority of our child care cost is paid in free room/board.
Savings: $150
Life Insurance: $60
Kids College funds:  $75
Correspondence school: $35 (I am taking a marketing class)
Misc: $100 Charitable donations, school fundraisers, family pictures, birthday parties, special outings, family gifts, school supplies/registration fees, unexpected purchses/repairs, infrequent cleanings (vents, carpets) etc.,

Leaving over $500 a month to repay this loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 414839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 19.73%	Starting monthly payment:	$177.81

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	25%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$753	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	5
Screen name:	nykia365	Borrower's state:	Michigan	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy equipment for youth center
Purpose of loan:
This loan will be used to? Purchase computers, build a library, and to provide new audio visual and recreation equipment for the youth at our youth sanctuary.

My financial situation:
I have less than $500 total debt. My husband Pastors a church and many of our expenses are covered by his salary and stipend. I am a good candidate for this loan because? I have been through the storms of bad credit habits and I have aggressively educated myself as to what it takes to have a strong credit history and the benefits of it. I pride myself on being a woman of my word and of strong integrity.

Monthly net income: $ 2400-2500

Monthly expenses: $
  Housing: $ 0
  Insurance: $
  Car expenses: $ 0
  Utilities: $
  Phone, cable, internet: $ 75
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 25
  Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.27%	Starting borrower rate/APR:	19.27% / 21.50%	Starting monthly payment:	$551.89

Auction yield range:	17.27% - 18.27%	Estimated loss impact:	35.52%
Lender servicing fee:	1.00%	Estimated return:	-17.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1993	Debt/Income ratio:	44%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$66,900	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	15
Screen name:	New-England-Hotdog-Co	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Acquiring Franchised Business
Purpose of loan:
This loan will be used to? help secure the purchase of a New England Hotdog Co. Franchise. Specifically the kitchen equipment.  I have been able to secure the remaining required investment including working capital via personal lines of credit and self injected cash(savings)  For more in depth information regarding this exciting business opportunity, please visit www.NEHotdog.com.

My financial situation:
I am a good candidate for this loan because?primarily because my credit rating is over 700 which indicates a strong ability and track record of repaying my monthly obligations.(Capacity)  I have never filed bankruptcy and own my home boasting a lifetime clean mortgage history.(Character).  Also the loan is  backed by the equipment being purchased(collateral)

Please, also take into consideration future revenues of the business operations, which will increase the likelihood of your investment being returned promptly, because this is a startup business I am unable to use this revenue stream towards pushing down the debt to income ratio.

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$26,209	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	equitable-durability	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expansion of Successful Business
Purpose of loan:
We operate a successful computer consulting firm that has been in operation for over 8 years.  We have consistently been profitable every year of operation and have established a strong customer base in the local vicinity of over 1,000 clients.  We seek to expand our services based upon services rendered through a local nationally recognized university through which we have assembled a strategic growth plan document to govern growth activities.  Through this growth we will see an addition of 3,000-6,000 customers.  Finally, these funds will be used to cover operational costs of expansion into the new areas such as rent, initial payroll requirements for new employees and marketing requirements.

My financial situation:
We are presently in good standing financially and can continue to operate in given conditions, however we simply seek to expand our business in order to harvest the tremendous potential that exists in surrounding areas, some of which have considerably higher population density and thus will yield higher cash-flow and consequently facilitate further growth.

We will be able to realize a return on investment within the first 3-4 months of expansion according to our calculations beyond simply being able to repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1996	Debt/Income ratio:	22%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,092	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2007) 620-640 (Aug-2007) 620-640 (May-2007)
Principal balance:	$952.44	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Looking to improve my credit score
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBANDS INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.  During that time he was temporarily laid off because he had to spend a lot of time at the hospital.  We did not have health insurance and as you can imagine the bills went through the roof!!  His health was first and foremost to us at the time.  He has since been diagnosed and treated and is back to work full time as an electrician.  We have modified our mortgage and are current on all our bills (thank God!!)  We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.  We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.  We want nothing more than to erase those issues and improve our credit scores to better our future.

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.  We have overcome so many hardships in the past year and just want to feel free!!  We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 21.79%	Starting monthly payment:	$36.18

Auction yield range:	8.27% - 17.05%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2003	Debt/Income ratio:	21%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,158	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jawga11-hotmail-com1234567890123	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Sep-2008) 700-720 (May-2007)
Principal balance:	$1,547.84	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Need a new Hot Water Heater
Purpose of loan:
This loan will be used to? Buy a new hot watere heater

My financial situation:
I am a good candidate for this loan because? My hot water heater just went out and I hate cold showers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.41%	Starting borrower rate/APR:	27.41% / 29.75%	Starting monthly payment:	$164.18

Auction yield range:	11.27% - 26.41%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	24%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,130	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	JamesDewsbury	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidate Some Credit Cards
Purpose of loan:
The purpose of this loan is to consolidate my high interest rate credit cards into a lower rate with the same or smaller monthly payment. This will save me money and make you money.

My financial situation:
I am a good candidate for this loan because I have a job that I believe is secure. I have also taken out a previous loan on Prosper and paid it in full without ever having a late payment. If you look at how my credit score has changed since the last time I got a loan on Prosper you will see that my credit score has increased by 40 points. I am very proud of this score and don't want to screw it up.

Monthly net income: $
Income from Paycheck: $4,583
Income from Rental Property: $900 (one year lease that started July 1st of this year)
Monthly expenses: $
  Housing: $725
  Payment for rental property: $889
  Insurance: $110
  Car expenses: $330
  Gas: $130
  Utilities: $150
  Phone, cable, internet: $110
  Food, entertainment: $ 100
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 563(I will replace $165 of this with the Prosper Loan)
  Other expenses: $ Most of the remainder of my income(I only listed minimum payments for the credit cards, I normally pay $150-$300 more a month.

Answers to questions I foresee:

Why did you pay off the Prosper loan with the Lending Club loan and not one of the credit cards with a higher rate?
    I wanted to cut down the minimum monthly payments I was paying each month and get a lower interest rate. I figured the best way was with a loan and not a revolving account. The rate I received from the Lending Club loan was 5% less than the Prosper loan was.

Why did you use Lending Club and not Prosper?
Prosper was not yet up and running at the time. If I would have just waited a week Prosper would have been back, but we didn't know that did we?

What interest rates are you getting on the credit cards you want to pay off?

The weighted average of the three credit cards I want to pay off is just over 25%. If I can get a better rate than 25% for the Prosper loan than the monthly payment will be less than the minimum monthly payment for the credit cards. I am comfortable with those payments and can make them every month.

If you have any other questions PLEASE ask. As long as they are serious I will answer them publicly so everyone who views my listing will see the answers.

Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1994	Debt/Income ratio:	24%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,576	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bgw700	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business loan
Purpose of loan:
The purpose of this loan is to provide working capital to start but more importantly to run a business. I would be a dealer/distibutor and represent various manufacturers from around the country selling trade show exhibits, graphics and promotional products to businesses and organizations that go to trade shows. This is a busines to business selling environment. I act as a consultant to businesses, advising them on how to exhibit at trade shows. make recommendations on exhibits to consider for purchase or rental and facilitate the sale of these exhibits and graphics to the businesses I am working with. I make my money by acting as a middle man where I purchase the exhibits and graphics from manufacturers and in turn resell these products to the businesses I am consulting for. Profit margins are very good. I have been doing this type of work for over 13 years working for two companies in that time frame. It is now time for me to branch out on my own and start my own business using the above business model. I have a good client list that will immediately generate revenue and income. So the loan goes for start up costs(very low) and for making purchases from manufacturers of exhibits and graphics(primarily) that I will resell. I have very good, well established relationships with these manufacturers already. So I am not starting from scratch but rather continuing on but now I will be working entirely for myself and not anybody else. With this loan I will establish my own company and be able to get things rolling which will take four months or less to get cash flowing and realize operating income.
My financial situation:
My ability to repay the loan on a monthly basis is very good. I have the usual expenses, house, car payment, etc. but I only have one credit card with about $2500.00 on it. After the first month or two, I would pay for the loan out of revenue generated by the business and continue so until repaid. I do have a blemish(not recent) on my public record where I filed for bankrutpcy back in 2002. It was discharged. I have been able to rebuild my credit standing since then and have learned from my mistakes. I believe I am an excellent credit risk as the revenue I generate from the business will easily cover my expenses, this loan included and my revenue and expense projections indicate I will be in the black after just a couple of months and from there on out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	17 / 17	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	28	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,092	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	creative-cash	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Building
Purpose of loan:
This loan will be used to? implement a strong marketing model to increase clients and increase revenues. I have a six month strategy to increase my revenues 60 to 100 percent. I own a business coaching franchise with a strong business model and support system.

My financial situation:
I am a good candidate for this loan because? I have a viable business with strong potential and a great marketing strategy. I also have maintained a good credit rating, paying all my bills in a timely manner. The information on this report about 19 delinquences in the last 7 years is not correct.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.97%	Starting borrower rate/APR:	16.97% / 19.17%	Starting monthly payment:	$374.20

Auction yield range:	6.27% - 15.97%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1993	Debt/Income ratio:	26%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	33y 9m
Amount delinquent:	$0	Revolving credit balance:	$44,443	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rkjack1111	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$9,600.00	< mo. late:	0 ( 0% )	760-780 (Jun-2008)
Principal balance:	$6,698.85	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Home Improvment basement
To improve my basement into a lower level living area
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	11y 4m
Amount delinquent:	$2,073	Revolving credit balance:	$515	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nwcre8ive	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for small business
Purpose of loan:
Primarily to provide a short-term monthly cash-flow cushion to keep up with recurring bills and payments. Secondarily, I would like to use the account to pay for certain outsource costs which will free me up to generate more business. I bill my clients at the end of every month, net 10, but typically I am paid anywhere from 10-30 days. Rather than continue to dip into savings and/or credit card to cover this ongoing shortfall, then pay those accounts back, I would like to use this loan instead. I intend to put the loan cash into an interest-bearing account and set the Prosper payments to auto-deduct from this account.

My financial situation:
I am a good candidate for this loan because?up until a month ago I was employed full-time making $58k and managed to sock away enough money to stay afloat for 6 months, I have no car payment, and a monthly break-even of $2200 (includes personal and business expenses). I have run this one-person "freelance" business (LLC) since 3/98 even while being employed full-time, so I have a handful of loyal clients, however I would like to get more clients and focus on this business full-time. As it stands, I could continue on without this loan, however I would need to continue going in and out of my personal savings and I'd prefer to separate my personal and business money and have the peace of mind that comes with that. Lastly, I am aware that I'd be much better off getting a credit card or revolving account to serve my desired purpose, but with my not-so-hot credit (which I am actively repairing) I am not very likely to qualify for anything worthwhile.

I have lent a small amount of money through Prosper and see that this could be a viable solution for me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2003	Debt/Income ratio:	37%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,278	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	evian415	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008)
Principal balance:	$4,695.43	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Lower Existing Prosper Rate
Purpose of loan:
This loan will be used to pay off an existing Prosper loan in order to lower my interest rate and monthly payments. It would be great if I could cut my current montly payments in half especially in todays tough economic times.

My financial situation:
I am a good candidate for this loan because I have been a member of Prosper for a little over a year now and I have made payments on-time as agreed. I have a stable job which I am thankful for every day which allow me to continue making timely payments.

Monthly net income: $ 2300

Monthly expenses: $
  Housing: $ 500
  Insurance: $ 75
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 150
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 600
  Other expenses: $ 0

Total expenses : about $1600 which leaves me with $700 a month of expendable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$357.84

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	58%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,420	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lilang103103apg	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-700 (May-2009) 700-720 (May-2008)
Principal balance:	$4,585.03	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off more bills
Purpose of loan:
This loan is to pay off the rest of my bills.

My financial situation:
I am a good candidate for this loan because I work full time and I am very responsible. I always pay my bills and rent on time.

Monthly net income: $ 640

Monthly expenses: $
  Housing: $ 575 for rent
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 75.18 cell bill
  Food, entertainment: $ 100.00 food
  Clothing, household expenses 50 to 100
  Credit cards and other loans: $ over 200
  Other expenses: $
Making 11.31 an hour and get 40 hours a week.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1989	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$45	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$0
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	helpfulhands	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family needs a new vehicle!!

This loan will be used to? buy our family a "new", used station wagon or van.  Currently, we have a '96 Nissan and a '94 Dodge Van.  The Nissan is in good working order, but the van has over 180,000 miles on it and we just need something more reliable.  So we are looking into purchasing a used station wagon or van.  We have managed to save up $1000, so combined with this loan of $5000, we should have enough to get a low-mileage, late-year vehicle.

My financial situation:
I am a good candidate for this loan because? I work for a tax accountant, so my yearly work schedule is full-time during tax season (mid-December through mid-May) and part-time the rest of the year.  My husband works full-time year-round and also receives additional income from refereeing soccer.  This additional income will make it easy for our family to make monthly payments on this loan.

Monthly net income: $ 3000.00Monthly expenses:  $ 2591.00
  Housing: $ 991
  Insurance: $ included in escrow on mortgage loan
  Car expenses: $550 (this is gas / maintenance / insurance)
  Utilities: $ 300
  Phone, cable, internet: $ 60
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 100
  Other expenses: $ medical 90.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.86

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	newlywedman1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	760-780 (Latest)
Principal borrowed:	$14,900.00	< mo. late:	0 ( 0% )	760-780 (Sep-2008) 740-760 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Investing in a Fourplex
Purpose of loan:
This loan will be used to?
put 20% down on the property and/or do any repairs
My financial situation:
I am a good candidate for this loan because? as you can see I have excellent credit.  I have stable income with my security position and other supplemental income.  I was able to save over $20,000 to put towards this investment.  This is a great opportunity to invest while prices are low!  Even with borrowing some of the down payment my return will be almost twice as much or more.  Having four "doors" to rent out is a great way to make your money back plus a profit.
I have borrowed from Prosper before to pay off my wedding.  I was successful in paying it back in full in less than a year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1989	Debt/Income ratio:	42%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	23 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,262	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Deshae0609	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$2,264.75	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Pay off credit cards to have only one payment due instead of several.

My financial situation:
I am a good candidate for this loan because? I've always paid my bills on time and never late. I currently have a loan now with prosper and it has not been late.
I have some goals I am trying to reach. I'm trying to become debt free within 3 yrs. I work very hard every day and I am a very dependable person.
Monthly net income: $ 4000.

Monthly expenses: $
  Housing: $ 400.00
  Insurance: $ 57.
  Car expenses: $ 50.
  Utilities: $ 135.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $ 200.
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 500.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$435.46

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1993	Debt/Income ratio:	122%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,774	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	fromthegroundupllc	Borrower's state:	Illinois	Borrower's group:	Organic/Sustainable Agriculturists & Supporters
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	760-780 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	800-820 (Jul-2007) 800-820 (May-2007) 820-840 (Feb-2007)
Principal balance:	$10,307.16	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying off my personal credit cards
Purpose of loan:
This loan will be used to?pay off my personal credit card debt.

My financial situation:
I am a good candidate for this loan because? I pay my bills in a timely manner, and I'm committed to taking care of my situations.  I do not live beyond my means personally nor professionally.  As with almost everyone, the recession made me take a few hits.  Thus, having to use the plastic to temporarily get through.  My debt will not go pass this amount, but I would like to tackle it and knock it all out at once.  With the financial assistance I can get my debt back down to where it is easily managed, and limit the use of plastic in the future...if at all!  Well, I thank you for your help and wish you well!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$177.47

Auction yield range:	6.27% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	24%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$136,128	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	professional-transaction	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goodbye Discover Card!!!!!
Purpose of loan:
This loan will be used to? payoff my Discover card.

My financial situation:
I am a good candidate for this loan because? I work full time, been married for 15 years with NO late payments on anything, have a personal goal of being debt free soon, and can't wait to start paying things off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$310.23

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1984	Debt/Income ratio:	51%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	39	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,317	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	0
Screen name:	haracr38	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 640-660 (Dec-2007) 640-660 (Oct-2007) 640-660 (Sep-2007)
Principal balance:	$5,038.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
pay and cancel credit cards
Purpose of loan:
This loan will be used to? consolidated credit cards and cancel cards

My financial situation:
My situation is much the same as when this original listed presented.  I am clearin 350.00 to 400.00 a month on craft sales but it is going all to pay on credit cards, but the interest still accualates and doesn' reduce.  The good part of attending these small markets, is that I receive leads for commissions.  I am working on 2 now that will produce income of about $2800.00 in about 6 weeks, they have paid a small design fee, $100.00 each and when final color selections are made next week, they will have to pay 50% of the commission on signing the order.  I want to clear up these debts and feel that the consolidation will eliminate the on going credit card interest, will little reducetion on the over all amount.  I am spending only what is absolutely necessary for supplies to comple a special job.  You help is appreciated.  The following information covering the total of card debt and expenses is almost unchanged.
I am a good candidate for this loan because?my fixed income of 1512.00  social security income and teamsters pension  of  292.00 plus craft sales of about 400.00 monthly will pay loands and living espenses. my load last year was to pay the credit cards etc, which I paid down.  I had already paid for 3 shows in the spring and decided to attend them since once accepted you cannot receive a refund.  These three were very promising for the coming year so I invested, thru the credit cards for 6 more shiows.  They the economy went bust and gasoline prices went out of site thus the resulted amount of credit cards used.  I currently have be accepted for showing my work .I am currently accepted for showing my work at a local Farmers Market Art Bazaar.  The market is only once a week on Sundays.  The first three weeks have shown promise of sales of about $150.00 weeks, which isn"t a great deal but will help clear up the out standing debt> Best part of this is that the show costs is only $25.00 per day(market in ran and supported by the City of Baltimore) and travel cost are very mininum.  I currenmarket tly have finished works of about $12,500.00 and work supplies of approximately $1500.00, so will not have to use credit to buy more supplies.  When I receive a special commission, I always require 50% down payment to cover the supplies.  I want to pay my accounts and be out from under this load as soon as possible.  This loan will give me breathing space.  My present load is and has been always current.  No defaults.  I have not defaulted on current credit cards, I may have had a late payment of only a day or so, I believe thru delays in the mail.
Monthly net income: $ 2200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$122.75

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1996	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,845	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	refined-market	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards!
Purpose of loan:
This loan will be used to consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because I am extremely motivated to get myself out of my current situation.  I have drafted a specific plan of action to get where I want to be.

Monthly net income: $2700 (commission varies)

Monthly expenses: $
  Housing: $1205.00
  Insurance: $85
  Car expenses: $283 ($1500 left on car note)
  Utilities: $50
  Phone, cable, internet: $104
  Food, entertainment: $300
  Clothing, household expenses $
  Credit cards and other loans: $800
  Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	57%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,575	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	BL45	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 540-560 (Jan-2008)
Principal balance:	$3,491.17	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay Bills, HR explained PLEASE READ
Purpose of loan:
This loan will be used to? Refinance existing prosper loan, which has an excellent payment history, And pay off a few more credit cards.
My financial situation:
I am a good candidate for this loan because? I pay all of my financial obligations on time every month.  With my last prosper loan I was able to pay off my Credit cards and raise my credit score.  I was determined to never use those credit cards again, and I was doing fine with that, until my sister lost her job, and had no income coming in, so I decided to help her out, which in turn led me to using my credit cards again.  By using my credit cards, it has lowered my credit score, Not because I don't pay my bills, I do pay all of my bills on time every month. And I will not have any problem paying this loan back. I am a stay at home mom, receiving a guaranteed monthly social security income,survivors benefits, since the death of my husband.
I have no delinquent accounts, and the Public record listed is for a bankruptcy that was filed and discharged 9 years ago.  I will never file bankruptcy again. The two inquiries on my credit report are for loans that I applied for to help my sister out, but was denied.
Thank You for reading my listing, and for considering funding my loan. I will not dissapoint you, You will be paid back.

Monthly net income: $ 2400.00

Monthly expenses: $
  Housing: $ 450.00 (shared)
  Insurance: $
  Car expenses: $
  Utilities: $ 150.00
  Phone, cable, internet: $ 160.00
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 500.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.92%	Starting borrower rate/APR:	21.92% / 24.18%	Starting monthly payment:	$476.86

Auction yield range:	8.27% - 20.92%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1989	Debt/Income ratio:	16%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$273,853	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-p2p	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This Loan will be used to eliminate multiple Credit Card Balances.

My financial situation:
I am a great candidate for this loan! I have a long standing strong credit history and do not fall behind on my bills.  This will help me control expense with a fixed predictable payment and eliminate high interest credit card payments monthly!  This will enable me attain my goal of becoming debt free over the next few years!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$286.42

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2003	Debt/Income ratio:	44%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,937	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	social-accelerator	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Crushing Credit Cards
Purpose of loan:
This loan will be used to pay off my other credit loans and a Thrift Savings Plan loan.

My financial situation:
I am a good candidate for this loan because I am invested with long-term savings and retirement plans and insurance and a State and Federal job that is secure.

Monthly net income: $ 2544

Monthly expenses: $
  Housing: $ 300
  Insurance: $ 100
  Car/motorcycle expenses: $ 628
  Utilities: $ 70 - 130
  Phone, cable, internet: $ 152
  Credit cards and other loans: $ 400

Food, entertainment, clothing, household expenses and other expenses are variable.  Gas is high here and I use my little motorcycle to cover the 70 mile round trip to my job and home to save as much as possible in our rural area.  My family and I try to spend as much time together close to home as possible as other expenses have taken priority, especially the unwelcome ones.  The rest is hit and miss, the kids get the majority of the leftover funds.  Its worth it for us to see them happy with the things that they receive.

I work hard and take care of my family to the best of my ability.  I make an obsessive effort to make sure that all of my bills are paid on time in full and then some.  Unfortunately, the business of creditors is to keep making money off of the borrower, but at some point it needs to end because it can get out of hand very quickly even if it is unfair or there has been a mistake.

It is my intent to pay off several smaller balances of credit cards that all have individual balances below 2500 dollars and to pay back the remainder of my TSP loan which can be used to pay back this loan very easily with a small slice of what I actually have earned.  Basically, it is guaranteed that I can pay the loan back very quickly, within months to be exact.  I am a State and Federal employee which means I currently have good job security and an almost non-existent chance of losing my job unexpectedly.  In addition, I have good health and life insurance in the event of a long-shot death situation.  I have invested very well for the long term, but it currently makes it hard in the short term.

I would also like to note that prior to creating this listing, I checked my Experian credit score which I get every month and it was 715, so I guess it goes to show that the different agencies do show different ratings.

Lastly, I appreciate this opportunity and anyone who considers this listing.  Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.09%	Starting borrower rate/APR:	19.09% / 22.85%	Starting monthly payment:	$36.70

Auction yield range:	8.27% - 18.09%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1998	Debt/Income ratio:	9%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,806	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Gtyme	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 83% )	680-700 (Latest)
Principal borrowed:	$5,530.00	< mo. late:	7 ( 17% )	600-620 (Nov-2007) 620-640 (May-2007) 620-640 (Apr-2007)
Principal balance:	$711.68	1+ mo. late:	0 ( 0% )
Total payments billed:	41
Description
PC Upgrade
I have been a very good borrower .. See my past history on Prosper.

Purpose of loan:
PC Upgrade, just want to update my systems.

My financial situation:
I own a home and have lived in it for about 6 years. I have a wife who also works, she makes about  $2500 a month.  My car is paid off which gives me extra money each month.

Monthly net income: $2406.00

Monthly expenses: $997.00
  Housing: 900
  Insurance: 47
  Car expenses: 0
  Utilities: 120
  Phone, cable, internet: 150
  Food, entertainment: 40
  Clothing, household expenses 150
  Credit cards and other loans: 40
  Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2001	Debt/Income ratio:	28%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$65	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	community-trapper8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory purchase
Purpose of loan: inventory purchase
My financial situation: I have a full time job and I have my own business. My business is picking up and I will have sales of $300,000 by the end of the year. The main problem is inventory since my business is based on net 7 to my supplier. I can rotate a certain amount of inventory but in order to make a bigger margin I have to purchase more inventory. I sell low cost staples and my problem is not the buyers, my problem is that I need always more products. As for payment, my credit can show that I'm never late on a payment. I have a full time job that supports me and every dime that comes in I invest in my business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$114.57

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1987	Debt/Income ratio:	16%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	2y 1m
Amount delinquent:	$750	Revolving credit balance:	$26,798	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	singledadwith2dogs	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
Paying off credit card to get a AC for my home. I have 2 dogs and a Son so I need to get a AC to keep us cool, had to put in a new heater this past winter paid cash.
It gets very hot in the East Bay of SF its to the point an AC is needed. It has been getting warmer every summer.

My financial situation:
I am a good candidate for this loan because i have a good payment history ( 1 delq that has been paid in full). I put money aside every month for savings. so I will take part of that and pay off this loan.

Monthly net income: $ 5600

Monthly expenses: $ 3450
  Housing and Insurance: $ 1500
    Car expenses: $ 100
  Utilities: $ 175
  Phone, cable, internet: $  225
  Food, entertainment: $ 500
  Clothing, household expenses $ 250
  Credit cards and other loans: $ 450
  Other expenses:( DOGS/ Child Support) $ 750

Just recently paid off 90% of my credit cards. Had 1 late payment, that whole card has been paid off. as of 7/3/2009

I also  put money away for my teenage son for college every month and I dont want to touch that. And still want to put money into it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2000	Debt/Income ratio:	37%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	7y 8m
Amount delinquent:	$587	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MelissaSue	Borrower's state:	Illinois	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,585.00	< mo. late:	0 ( 0% )	560-580 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
I'd Rather Pay YOU Interest!!
Purpose of loan:This loan will be used to pay off one of my creditors that will not lower an interest rate for me.  I like many others have had trouble with credit card companies playing "fair" when I am trying to be honest & pay them off. My financial situation:I am a great candidate for this loan, first of all because I'm a repeat user.  I've had a prosper loan before.  I was never late on a payment.  Prosper helped me climb out of the foolish trap of payday loans, and now I'm paying off my creditors~on my way to freedom!!!!   I have a card with 32% interest which is just ridiculous!  Trying to save a little.Monthly net income: $ I got a second job since my last prosper loan to help pay debt down quicker, I now bring home $1740.00 a month.  I am married, and my husband brings home $2300 a month, he takes care of the majority of our expenses.  Monthly expenses: $   Housing: $ 404.00   (husband pays)  Insurance: $ 102.00  (husband pays)  Car expenses: $ ------  Utilities: $ 280.00  (husband pays)  Phone, cable, internet: $ 100.00  Food, entertainment: $ 300.00  (husband pays)  Clothing, household expenses $ 50.00  Credit cards and other loans: $ 400.00  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 29.33%	Starting monthly payment:	$204.13

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,078	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thebeast_23	Borrower's state:	Ohio	Borrower's group:	Ohio State University students, alumni, and fans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt.
Purpose of loan:
This loan will be used to pay off a couple of high interest credit cards and to fix my wifes minivan.

My financial situation:
I am a good candidate for this loan because I always make my payments.  The only late payment on my credit report is 30 days past due for $1 about 5 years and 4 months ago when I accidentilly paid $91 instead of $92 to capital one and they wouldn't take it off my credit report.  The only reason my loan is showing as high risk is because I didn't have a chance to verify income and because I have a lot of debt considering I have 2 house loans and because I maxed out my credit cards last year because of a lot of different things that happened.  I have since started paying down my cards now.

Monthly net income: $ 5,600

Monthly expenses: $ 4955
  Housing: $ 1,000
  Insurance: $ 155
  Car expenses: $700
  Utilities: $ 250
  Phone, cable, internet: $ 250(cell phone is $125 for wife and I)
  Food, entertainment: $ 500(groceries for wife, 3 kids and I)
  Clothing, household expenses $ 100(I don't have to buy a lot of clothes for my girls since my mother likes to)
  Credit cards and other loans: $ 1700(I have another house that I rent to someone and another personal loan I'm paying off)
  Other expenses: $ 300(medical expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.04%	Starting borrower rate/APR:	28.04% / 30.39%	Starting monthly payment:	$260.73

Auction yield range:	11.27% - 27.04%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1991	Debt/Income ratio:	29%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,701	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	debtcar	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	30 ( 100% )	640-660 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008) 660-680 (Nov-2006)
Principal balance:	$2,425.24	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
3rd loan from members
Hello Again!

Well prosper members itn the last few years i have had 2 loand with prosper, and this will be my 3rd (part of this will pay off the second.)

My last loan moved us forward on completion of a house project. And we are picketfence America. Thanks to Prosper
Now, I would like to finish up the downstairs. I have been in my home for 10 years., and it will be the last home we will ever have.
I have been with My company for over 8 years and in the same line off work for 16 years. And, Now that my youngest is older, My wife will be starting a new job in sep. Married for 15 years.
I have kept working throught the tough times, and made every payment I owed. But trying to get and equity line has been a pain.
Almost every credit line I had, was reduced to current balance. As I'm sure You may have heard of happening. It crushed my score. And I make my payments! I didn't go house crazy despite My income I just learned about moderation. But, I'm still put in the middle of an unfinished project.
I will use these funds to finish up the basement and pay down some other bills. and when the mortgage world loosens up I will pay off this loan.

I have paid off a $7500 loan and we will be paying off my current prosper loan.

Step up make some $$ for yourself and i will follow through with my end.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2004	Debt/Income ratio:	48%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,010	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	sweettee68	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 6% )	620-640 (Apr-2009) 600-620 (Jan-2008)
Principal balance:	$2,840.44	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Get Finances in Order
Purpose of loan:
This loan will be used to consolidate debt and pay it off.  I have a lot of debt that I need to consolidate.  I am handling my payments very well on all of them separately, but I'd like to get them all in one payment.

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time and I have never missed a payment.  My money is valuable and I know that yours is too so I would never do anything to jeopardize that.

Monthly net income: $ 2000

Monthly expenses: $ Not much.  I live at home.   Parents are helping me save money.
  Housing: $
  Insurance: $
  Car expenses: $ 500
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 130
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.17%	Starting borrower rate/APR:	28.17% / 31.54%	Starting monthly payment:	$335.99

Auction yield range:	11.27% - 27.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2007	Debt/Income ratio:	93%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	yield-motivator	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TRYING to stay in school!
Purpose of loan:
This loan will be used to pay off some outstanding debts I have so I can concentrate fully on finishing my degree and becoming a teacher.

My financial situation:
I am a good candidate for this loan because when I graduate I will have a very steady and monetarily beneficial job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$127.98

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1985	Debt/Income ratio:	52%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,391	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	DavronFunding	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	700-720 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	740-760 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Lower APR
Purpose of loan:
This loan will be used to pay off credit cards that have high APR's

My financial situation: Very good. I have a good safe job in this economy.
I am a good candidate for this loan because I have a good job and pay my debts. I paid off my last prosper loan ahead of time

Monthly gross income: $2896.00 (does not include wife's salary of 1600. gross each month)

Monthly expenses: $
??Housing: $360.
??Insurance: $100
??Car expenses: $810
??Utilities: $250.
??Phone, cable, internet: $180.00
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $343.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.01%	Starting borrower rate/APR:	25.01% / 27.32%	Starting monthly payment:	$139.18

Auction yield range:	11.27% - 24.01%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1979	Debt/Income ratio:	34%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$183,749	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Thanksforhelpingme	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008) 660-680 (Jul-2008) 600-620 (Jun-2008) 640-660 (May-2008)
Principal balance:	$1,892.53	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt Consolidation Loan
Purpose of loan:
Pay off all my higher interest credit card and  loans.   I'm currently at my max credit limit because my job moved me and I currenlty have two houses, I've tried to sell the second home; however, the market is slow and I'm currently renting it until I can sell.  I'm trying to consolidate my bills into the  refinance of my current house which will improve my credit rating and credit posture.
My financial situation:
I am a good candidate for this loan because I have NO late payments.  I work for the government and have to keep a good credit rating because of my Top Secret clearance.
Monthly net income: $ 10,000.00
Thanks for helping me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1992	Debt/Income ratio:	15%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,644	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	48	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	goodhearted-camaraderi	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My bailout
Purpose of loan:
This loan will be used to? Payoff several payday loans and get needed car repairs

My financial situation:
I am a good candidate for this loan because?

To be perfectly honest, I did something very stupid  which has now come back to bite me. I foolishly took several payday loans which I want to desperately payoff and be rid of to never do again. The finance charges have become a bit overwhelming and leave me scrambling to make up the shortfall. I have painfully learned my lesson. They take a fixed amount from me each pay day which amounts to a total of $650.00. Since I get paid twice a month, that totals $1,300 a month just in interest charges with no reduction to the principle.  I am sure that there is a better, cheaper way out there and that is why I am here seeking assistance. If I were able to get these funds and pay off these leeches, I could easily pay back a minimum of $300.00 per month  to pay back this loan with the $1300.00 savings I would be getting. I am an excellent candidate to receive this loan because once these payday loans are gone, this will give me about $1,100.00 in remaining income after all my current obligations are paid. I have made a spreadsheet which lists my income and expenses which I will gladly provide if requested.Monthly net income: $ 3,726.08

Monthly expenses: $ 2,625.51
  Housing: $ 1,619.08
  Insurance: $ N/A
  Car expenses: $ 100.00
  Utilities: $ 150.00
  Phone, cable, internet: $ 210.00
  Food, entertainment: $ 150.00
  Clothing, household expenses $ 75.00
  Credit cards and other loans: $ 140.00
  Other expenses: $ 1,300.00 (Payday Loans)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$366.78

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	43%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$56,626	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unassuming-yield	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate high interest debt incurred due to no fault of my own.

My financial situation:
I am a good candidate for this loan because? I have never missed or made a late payment of any type in my life.

Monthly net income: $ 3500

Monthly expenses: $
  Housing: $ 300
  Insurance: $ 140
  Car expenses: $ 120
  Utilities: $ 160
  Phone, cable, internet: $ 170
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 1600
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$623.15

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2004	Debt/Income ratio:	54%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$692	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	hope-guru	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Buying a rare car"
Purpose of loan:
This loan will be used to purchase a rare (less than 13,000 left) Toyota Supra, which has 6 speed manual transmission, targa top, and twin turbo V6 engine with 320hp.

My financial situation:
I am a good candidate for this loan because i always pay on time or quicker than i should.  My goal is to have perfect credit so no leander should worry about me not paying.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$451.11

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	27%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,753	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	TheScratchGolfer	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	29 ( 100% )	760-780 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	760-780 (Jun-2008) 840-860 (Aug-2007)
Principal balance:	$4,178.41	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Paying off credit card
Purpose of loan:
To pay off my B of A credit card.  This credit card was used for upgrades on my house.

Finacials:
I would be a good candidate for this loan because I have a great credit history, I am never late for a bill and I've had a stable job for the last 12 years.

Monthly net income: $ 3200

Monthly expenses: $
  Housing: $ 1400
  Insurance: $ 90
  Car expenses: $ 0
  Utilities: $ 200
  Phone, cable, internet: $ 150
  Food, entertainment: $ 300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,460	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	intelligent-coin	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills.
Purpose of loan:
This loan will be used to pay off my credit card, which I had to put a large charge on to pay for medical bills. I had no health insurance (like an idiot), and was faced with the choice to pay ~$12k over payments, or ~$6k in one lump sum. I obviously chose the latter, but I'd like to pay it off in payments with a lower interest rate than my credit card, and this is why I'm here asking for a loan! :)

My financial situation:
I am a good candidate for this loan because I have NEVER missed a payment on ANYTHING - Rent, Utilities, Phone, Car, Insurance, Credit Card, etc. I have also previously taken out a loan from USAA in the amount of $3000 and paid it off over 2 years before I was supposed to. I'm a reliable, stand up citizen of society with a good heart and good head on my shoulders.

Monthly net income: $2750.00

Monthly expenses: $965.00
Housing/Utilities: $0.00 - I currently live at home because I am trying to save money for a house.
Insurance: $70.00 - And it goes down when I hit 25! Woohoo!
Car payment: $250.00 - Toyota Celica GT-S, baby!
Cell phone: $65.00 - Small minutes package, but unlimited text.
Food, entertainment: $500.00 - Restaurants, Groceries, Bars, Movies, etc.
Other expenses: $80.00 - Storage Unit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1983	Debt/Income ratio:	24%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,215	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	777moverandshaker	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	720-740 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$5,828.92	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Upgrade kitchen, baths and paint
Purpose of loan:
This loan will be used to update kitchen cabinetry, bathroom fixtures and paint for a 3-story, 2000 sq.ft., 5BR/2.5BA brick rowhouse in Reservoir Hill.

My financial situation:
I am a good candidate for this loan because the property is owned free and clear (no mortgage or liens) and has an appraised ARV of $125,000, so there is more than enough equity in the property to cover the loan amount.  My daughter has been rehabbing properties for 16 years and the property will be refinanced once renovations are complete.

Monthly net income: $ 5800

Monthly expenses: $ 3513
  Housing: $ 983
  Insurance: $ 150
  Car expenses: $ 250
  Utilities: $ 180
  Phone, cable, internet: $ 150
  Food, entertainment: $ 200
  Clothing, household expenses $ 250
  Credit cards and other loans: $ 850
  Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$693.31

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1992	Debt/Income ratio:	45%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$120,698	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	GolferJD	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2008)
Principal balance:	$639.58	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Pay off Medical Bills
Purpose of loan:
The loan will be used to pay off Medical expenses that are now on my high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan, or even been late with payments. I am your true hard luck story over the past 9 months. I was in the process of switching jobs, leaving my career of 19 years to a great new leadership position. My replacement was hired and trained, and I was looking forward to my new career, when I fell off a ladder and broke both my feet last October. While I was recovering the economy went south and the new job I was going to was eliminated before I got there. While I was looking for a new career, my wife became ill and had 2 different 4 night stays in the Hospital. So we racked up some significant Hospital bills. I have now found a great job as the new leader of a School that has been around since 1972, I have a solid future with the school and need some short term financial assistance to pay off a very difficult stretch over the past 9 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$167.37

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2000	Debt/Income ratio:	56%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,498	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aschac05	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2009) 640-660 (Jul-2008) 640-660 (Jun-2008)
Principal balance:	$1,537.76	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off darn credit cards
Purpose of loan:
This loan will be used to pay off 2 walmart cards 1 prosper loan and 1 medical bill
My financial situation:
I am a good candidate for this loan because I have a prosper loan that I have not defaulted on.  I am never late with my bills.
I also pick an amount that I am paying on the credit cards already.  This will also pay off my previous Prosper Loan.  My wife and
 I currently live with my mom so it makes paying bills easier.  Finally I will have all my bills consolidated to one loan.  I
Monthly net income: $ 2100

Monthly expenses: $
  Housing: $ 300
  Insurance: $ 130
  Car expenses: $ 225
  Utilities: $ 150
  Phone, cable, internet: $ 0
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$57.59

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1988	Debt/Income ratio:	72%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$29,255	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bagtracer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	740-760 (Apr-2008) 740-760 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay Sears Credit Card
Purpose of loan:
This loan will be used to pay Sears Credit Card.
My financial situation:I am a good candidate for this loan because I believe in Prosper's vision to help everyday Americans increase their credit rating. I also plan on paying this loan off quicker then 3 years.  Let's Prosper! Since I am single and do work a part time job along with overtime on my full time job; income does vary. My expenses for clothing and my apartment is small. Thank you for viewing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1992	Debt/Income ratio:	40%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	24y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,511	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	0
Screen name:	baseballmom2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2007)
Principal balance:	$1,516.46	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Trying to improve credit
I am a current Prosper borrower and have an excellent payment record with Prosper. I started my 1st loan in March of 2007; the balance on this loan is $1500.00, and the last payment is due in March 2010.   I would like to take out a new loan so I can pay off my 1st loan with Prosper, pay off the outstanding balance on 9 credit cards and buy a used car for my son.  My credit score may be low ,but I always pay my bills on time and I always make that a priority. I just want to get rid of all my credit cards and have a fresh start.  I am 44 years old and I have 2 children. My son is 16 and will be graduating in 2010 and my daughter is 9 and will be in 4th grade.   I have been employed as a data control clerk for the same school district for the past 25 years. I am a 12 month employee and my current gross salary is $3900.00 a month; my take home pay is $2715.35.   My bills are as follows:   Rent - $450.00 monthly Utilities ? 350.00 monthly (gas, electric, phone, Internet, TV) Car Insurance - $310.00 every 3 months Food ? 600.00 monthly Gas ? 150.00 monthly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1985	Debt/Income ratio:	11%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	15	Total credit lines:	46	Length of status:	4y 7m
Amount delinquent:	$54,924	Revolving credit balance:	$460	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	99	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bigtime40	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Aug-2006)
Principal balance:	$2,168.85	1+ mo. late:	0 ( 0% )
Total payments billed:	45
Description
Growing Company/PROVEN Prosper Rcrd
I am currently in the process of expanding an existing eight year old business that provides contract delivery service to local customers. I have (2) employees servicing (3) major accounts.  I have been offered the delivery contract for a local grocery chain that now offers home delivery for their pharmacy. My current vehicles are full sized vans that are not feasible for the high volume/short trip nature of the business. A local auto dealer has offered me a short term lease on 2 hybrid vehicles that should be able to meet the clients needs. The loan will cover the up front costs of the vehicles including insurance. Revenue from the new business will more than cover expenses including loan costs.  I have a nearly (4) year history with Prosper including completed loans with never a missed or late payment providing my investors with an attractive return and allowing them to share in my success. I am willing to address any concerns or provide any additional information that may be needed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$408.80

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1998	Debt/Income ratio:	41%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,777	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	methodical-contract	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off credit cards with higher interest rates.
My financial situation:
I am a good candidate for this loan because I am established in my career. While I have only been with my current employer 2 1/2 years, I have been in the Financial Investments/Retirement Industry for 5 years. I have a wife who makes as much as I do and we are not in positions that are market sensative. I have reduced expedatures to that which most would believe to be "minamalist".
This debt was incurred over a year ago when 3 contracts fell through. We have been able to keep ahead, but not making any real progress. This loan would put me on pace to erase this quickly and let me get on with my life. I wish I would have know about prosper.com sooner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$229.17

Auction yield range:	4.27% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2003	Debt/Income ratio:	7%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,203	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tripitaka	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008)
Principal balance:	$963.19	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Paying off my credit cards
I've had some unexpected expenses and run up my credit cards to the tune of $7000 or so, and I would rather pay that off through investors in Prosper than deal with the high interest rates and lack of transparency of the card companies. I am employed full time in a stable job, which I have worked at for around 4 years. I am also very responsible in paying off my debts. This would be my second loan here. Last year I borrowed $4000 and have less than $1000 of that debt outstanding. I have never been late or missed a debt payment and I never plan to, both for reasons of honestly and protection of my credit rating.

My credit card debt is the largest expense I have, which is why I am committed to paying this off as my first priority. After tax, 401K and other deductions I take home around $4600 per month, and from that I pay $1500 month in rent and around $150 on cable, electricity and gas. I live in New York and don't have a car, but pay another $90 a month for public transport. Aside from food, which I guess may run to a couple of hundred a month, I have no other expenses and am committed to using the funds to get debt free.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$76,392	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	capital-faire	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a Software Platform
Purpose of loan:This loan will be used to hire a web development team to build the 1.0 version of the web application for my 100% owned business. I created my company in May of 2009 after spending over 10 years in the software business followed by the past 5 years in insurance with an emphasis on cost estimating for structural repairs. This web based application categorically will be a Software as a Service (SAAS) where the platform will allow my customers to interact with my company and our services online. The functionality will include create an account, request assistance for scoping their property project costs, locating resources to repair/rebuild/build their property, manage their project, manage their project schedule, maintain their budget and store their documents. By having this web platform, I will be able to scale my work in order to attract larger corporations as partners to better serve their clients.My financial situation:I am a good candidate for this loan because my credit history shows I pay my bills on time and have never ran away from an obligation. I have secured consulting contracts over the past few months in excess of $6,000.00 per month. This loan will allow me to grow my business and attract additional partners going forward.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	24.48%	Starting borrower rate/APR:	25.48% / 27.79%	Starting monthly payment:	$1,000.35

Auction yield range:	8.27% - 24.48%	Estimated loss impact:	6.78%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	6%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,237	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	intuitive-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding for government contract
Purpose of loan:
This loan will be used to fund a government contract I received from the DOD for consulting work in IT security until I get reimbursement funding in late September. My financial situation is good and I need carry over funding as the government takes 60 days to actually start cutting checks.
I am a good candidate for this loan because I have excellent credit and have never been late on any bills. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$159.98

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1994	Debt/Income ratio:	4%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$39,974	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Argonaut	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	780-800 (Latest)
Principal borrowed:	$9,800.00	< mo. late:	0 ( 0% )	800-820 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Averaging Down
This is my second loan through the Prosper system.  The first was for some home improvement work.  This time, I'm wanting to consolidate some debt and lower my interest rate.  I'm looking for Prosper to beat what my credit union is offering.

Thanks for your time (and your bids), and feel free to use Prosper's email system to contact me with any questions.

- Tim
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.97%	Starting borrower rate/APR:	13.97% / 17.62%	Starting monthly payment:	$34.16

Auction yield range:	6.27% - 12.97%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1994	Debt/Income ratio:	21%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	6y 6m
Amount delinquent:	$406	Revolving credit balance:	$17,749	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	shannabeast	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (May-2008)
Principal balance:	$548.04	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Home improvements moving expenses
Purpose of loan:
Just bought a house need some home improvement and moving expenses

My financial situation:
I am a good candidate for this loan because I have a full time job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	16.24%	Starting borrower rate/APR:	17.24% / 19.44%	Starting monthly payment:	$268.29

Auction yield range:	8.27% - 16.24%	Estimated loss impact:	6.87%
Lender servicing fee:	1.00%	Estimated return:	9.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1987	Debt/Income ratio:	34%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	23 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$29,919	Occupation:	Professor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	methodical-basis	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wising up and getting debt free
Purpose of loan:
This loan will be used to payoff high interest rate credit card debt to help expedite getting completely out of debt.

My financial situation:
I am a good candidate for this loan because despite numerous setbacks and challenges, we have continued to make every payment on time for several years. During the last two years of graduate school, I lost two family members back-to-back. I needed to take care of my own family, finish my degree and fly back and forth 2000+ miles to help with and be with a sibling and then a parent fighting cancer. Being a graduate student, I unfortunately needed to resort to credit to pay for many of these flights. Amazingly, I completed graduate school and began my professional career here, with a private university, where I am incredibly happy and feel very secure in my employment. However, we had great difficulty selling our old house due to the market and had to pay on two mortgages for a while after moving and ended up having to sell the old house for less than what we owed on it. It was tempting to "walk away" like so many people do but we honored our commitment, even though it meant maxing out some credit cards and taking a couple personal loans to close escrow. Finally, my husband works with a non-profit organization and being new to the area, had great difficulty raising his support. He's been working two jobs for more than a year so that we can pay our bills. I believe this shows our integrity in doing whatever is necessary to be financially responsible. His funding is much more stable now and he has begun a much better paying job (full-time) as additional support. We are committed to getting out of debt before our son starts college. (Thankfully he can go free where I teach!)

Getting this consolidation loan will allow us to pay off several debts at a lower rate. (We have tried negotiating with some of these creditors and they are unwilling to lower their abominably high rates.)

Monthly net income: $ 4900

Monthly expenses: $ 4737
  Housing: $ 1332
  Insurance: $ 100
  Car expenses: $ 400
  Utilities: $ 350
  Phone, cable, internet: $ 125
  Food, entertainment: $ 1000
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1080
  Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$178.69

Auction yield range:	11.27% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2006	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,862	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	keen-duty	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a car my newly wedded wife
Purpose of loan:
This loan will be used to? buy a car for my newly wedded wife

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2800

Monthly expenses: $ 2020
  Housing: $ 1000
  Insurance: $
  Car expenses: $ 150
  Utilities: $
  Phone, cable, internet: $ 70
  Food, entertainment: $ 200
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 350
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$343.71

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1999	Debt/Income ratio:	69%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,519	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brokestudent	Borrower's state:	Oregon	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007) 700-720 (Feb-2007)
Principal balance:	$3,562.54	1+ mo. late:	0 ( 0% )
Total payments billed:	45
Description
Prosper Helped Me Graduate On Time!
Thank You Prosper Lenders!  Without you I wouldn't have had the financial means to complete my Bachelor of Arts Degree.  It was nice to know that there are people out there that will give someone a break.  I hated taking out federal loans because I would be paying on them for the next 10 years, so I found Prosper.  So why am I back asking for another loan?  Here is my story:

After finishing up at the university last year I decided to embark on financial freedom from debt.   I have been moderately successful.  I took on extra jobs and volunteered to go on a 5 month military deployment earlier this year.   Just having returned from this deployment a couple of weeks ago, I am still working away at this debt.  While I was away, I continued to pay off  private loans including my original Prosper loan-Early.

Not a bad start.  However, as I whittled away at my debt I realized in this economy that my interest rates where increasing.  My only option at this point is to consolidate.  In addition, I have decided to return to school part time to pursue a Master's Degree in Education.  Loan break up 1/3-School, 2/3 Debt Consolidation

I currently make $1600-$1900 per month.
I hold a full-time position through a Temp Agency.  I have already been alerted that my position will now become long term so I don't have to worry about finding another position until I finish graduate school in 2 years.
I also am in the Air Force Reserves.  I work in that capacity once or more a month, and for two weeks during the summer.  I sometimes attend training classes which boosts my income.
Last, I have a small part-position at the university.  This position is only a couple of hours a week.  All of my earnings go to my savings account.

I have included my budget:
Rent:  $400
Groceries  $100.00
Utilities  $105.00
Car Insurance $ 82.00
Car Payment $287.00
Credit Cards  $280.00
Prosper Loan $237.00
Financing: Car Repairs $12.00
Financing: Computer $20.00
                             Total: $1523.00

* I placed everything on the higher end.

My DTI is high due to school loans through financial aid and any additional debt is due to charging school to the credit card, and the car loan. I have never had late payments and try to make extra payments when I can. I hate being in debt, and plan to get out as quick as possible.   Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$327.33

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1991	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	18y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,231	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Lend2006	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:
This loan will be used to pay the balance on five (5) credit card accounts that have each had their interest rates increased since December 2008 (due to the "current negative financial market conditions") making it more expensive to pay them off within the three (3) years that I had planned for.

My financial situation:
I believe that I am an excellent candidate for this loan;  I have a full time 12 month position with the local school district which includes health benefits and have been offered a part time contract position with a local charter school for the new school year. I also would like to state that I have been a lender with Prosper since February 2006, and have successfully endorsed others to borrow with Prosper. I anticipate that consolidating my credit card debt into one payment will substantially improve my credit rate, which will in turn help me to refinance my home morgtage next year from an adjustable to a fixed rate. I am also currently helping my 89 year old father (who has dementia) make up the difference needed with his nursing home expenses until his VA benefits begin in the new year. I will then be in a position to recoup what I've paid on his behalf as the funds are paid retroactively and I am his beneficiary.
Monthly net income: $ 2,846

Monthly expenses: $
  Housing: $ 1150
  Insurance (car and house): $ 104
  Car expenses: $ 45
  Utilities (SCE and Gas Co): $ 80
  Phone, cable, internet: $ 125
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans (including my father): $ 800

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$711.40

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1996	Debt/Income ratio:	52%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	19 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	78	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,988	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	magnificent-worth9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off auto loans
Purpose of loan:
This loan will be used to pay off two motor vehicles used by my wife and I.  Once we do that, we can use the money we save to pay off other bills.

My financial situation:
I am a good candidate for this loan because I have been employed for the past 11 years as a police officer. I have had no late payments or judgements against me. Both my wife and I are employed full time and we need to pay off the auto loans as my wife has returned to school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	17%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mival	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 540-560 (Jul-2008) 520-540 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Mistake on taxes. Paying off IRS
Purpose of loan:
This loan will be used to pay the IRS and not do my own taxes anymore!

My financial situation:
I am a good candidate for this loan because?I work very hard and pay my bills!

Monthly net income: $ 2,000.00

Monthly expenses: $
  Housing: $ 474.00
  Insurance: $90
  Car expenses: $520.00
  Utilities: $ 200.00
  Phone, cable, internet: $75.00
  Food, entertainment: $200.00
  Clothing, household expenses $50.00
  Credit cards and other loans: $116.00
  Other expenses: $80.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1990	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	20y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,484	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	103%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	armynurse1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$673.54	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Credit Cards high interest-pay off
Purpose of loan:
This loan will be used to? consolidate credit card debt to pay off

My financial situation:
I am a good candidate for this loan because? I am a nurse and have a steady job and income.  I have worked full time as a nurse since 1982.  I got into credit card debt due to being a single parent and having a $1730 monthly mortgage pmt., have paid this myself (never late) for 11 years.  I can't sell the house so....my  #1 goal is to pay off my credit cards and become  credit card debt-free ASAP!!

Monthly net income: $ 3800

Monthly expenses: $
  Housing: $ 1730
  Insurance: $ 165
  Car expenses: $ 475
  Utilities: 275
  Phone, cable, internet: $ 195
  Food, entertainment: $ 250
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 660
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	11.27% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1996	Debt/Income ratio:	66%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$25,430	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	affluence-goose	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to... pay down my credit card debt.  I'd like to get a loan with a lower rate than what my credit cards are charging me with.  My plan is to get all of my credit card debt paid off and then chop up all of my cards.  They've been getting way too much of my money and I'm tired of it.

My financial situation:
I am a good candidate for this loan because? I'm a hard worker and I've always made my payments on time.  We just moved this past May and I immediately found a job with Subway, who I've worked with for years.  I always make my payments on time, except one this past May because we were moving and the statement was lost during the move.  I discovered the missed payment just days after it was due and immediately contacted my credit card company, but they said 'there is nothing we can do' and they jacked up my rate.  This is a big reason why I want to get my credit cards paid off.  My current monthly credit card payments are around $750, and I plan on keeping it there even though the minimum payments will go down, so that I can pay off my debt in about five years.  My husband pays most of our living expenses, so I have no other bills besides my credit card debt and cell phone.  I am older and wiser and very determined to stop putting my money in the credit card company's pockets and keep it in mine (and some in yours).  I'm going to take the $4,000 loan and payoff my Chase card (Balance: $4022.78; Rate: 27.24%).

Monthly net income: $ 1225

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $ 60
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 756.47
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.52%	Starting borrower rate/APR:	9.52% / 11.62%	Starting monthly payment:	$96.13

Auction yield range:	4.27% - 8.52%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2007	Debt/Income ratio:	17%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,123	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blazing-interest	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for own transportation
Purpose of loan:
This loan will be used to buy a used car, preferably an Acura Legend. I have found the car i want but unfortunately private sellers do not finance and dealerships in my area do not have the car.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time. I never fall behind on any kind of payments I have to make and I am a very reliable and responsible person in general.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 23.30%	Starting monthly payment:	$94.25

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	6%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,796	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	yield-glider	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furniture for my new place
Purpose of loan: This loan will be used to finalize the furnishing of my first place! During the last year I furnished most of it with cash only, but it's almost done, and I'm willing to take on a little debt to have it ready before the new academic year starts! I could save for it another year, but I want to buy some furniture that directly affects my productiity (e.g. a reading chair, nice desk and office chair, etc.; that's mostly where my work is done, and the good ones are pretty expensive).

My financial situation:
I am a good candidate for this loan because 1) I have a secure job (college professor); 2) I am young and healthy; 3) currently single with no dependents; 4) don't have any car,  or mortgage payments (I rent and don't plan to buy a house for another 2-3 years until I clear all my debt (and have the furniture to put in it!). I've never, ever has a late payment or any delinquincy, so I don't understand why prosper rates me as a "C", but I'm fine with it as long as I avoid dealing with credit card companies.
Monthly net income: $ 5000

Monthly expenses: $
  Housing: $ 770 (rent)
  Insurance: $ 56 (car + renter's)
  Car expenses: $ 45 (oil, car wash, allowance for other maintenance expenses)
  Utilities: $ 130 (water + electricity)
  Phone, cable, internet: $ 160
  Food, entertainment: $ 600
  Clothing, household expenses $ 200-500
  Credit cards and other loans: $ 470 (this is the combined monthly payment on all of  my debt --> mostly student loans, and a couple of credit cards which I'm paying off))
  Other expenses: $ 20-30 (dog) $ 160 wrestling gym membership; 100-300 savings, and then - federal and state taxes, 401k
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,577	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	healthy-velocity	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Inventory and Advertising
Purpose of loan:
This loan will be used to? Purchase more inventory and advertising spaces for my online childrens shop. I have put a lot

My financial situation:
I am a good candidate for this loan because? because I believe in myself and my business. I dont think I would have comes this far and pushed myself as much as I have if I didnt have the confidence it was going to succeed. I was a banker with one of the "big boys" before I got the opportunity to stay at home with my daughter. I love staying home with her but I missed that drive and push. I feel that starting this business has helped gain that back and motivated me to take it to the next level. I feel as though failure is not an option and will strive to make it successful. I have put a lot of our personal money into this.

Monthly net income: $ 5200 (household)

Monthly expenses: $
  Housing: $ 1200
  Insurance: $ 150.0
  Car expenses: $ 1000
  Utilities: $ 450
  Phone, cable, internet: $ 150
  Food, entertainment: $ 250
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 200
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$314.29

Auction yield range:	11.27% - 28.00%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1998	Debt/Income ratio:	39%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,187	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsibility-boss	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Doing small home fixing
Purpose of loan:
This loan will be used to fix a small damage on a drywall on the house.

My financial situation:
I am a good candidate for this loan because I do have a very good payment history. I am able to make monthly payment on time, but this situation on my house was unexpected and I do need extra money to be able to pay for the repair.?

Monthly net income: $ 2,600.00

Monthly expenses: $
??Housing: $500.00
??Insurance: $60.00
??Car expenses: $100.00
??Utilities: $10.000
??Phone, cable, internet: $20.00
??Food, entertainment: $300.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$122.89

Auction yield range:	4.27% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2005	Debt/Income ratio:	29%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,892	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsibility-prominence	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Purpose of loan:
This loan will be used to pay for my tuition. I have finished the first year of fashion design major at FIT in  New York. Now I am getting ready to get in to the second year. I really would like to continue my studies without having to study part time, because it is very difficult to get back into full time student from the part time student.
My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I usualy pay as much as I can within a week of the due date. I work 4-5 Days a week as a bartender/server in a local chain restaurant, therefore i have steady income. I live together with my boyfriend, wich helps finiancially for us both.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.70%	Starting borrower rate/APR:	25.70% / 28.02%	Starting monthly payment:	$200.65

Auction yield range:	11.27% - 24.70%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1990	Debt/Income ratio:	78%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	79	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$77,770	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	lapmax	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$320.91	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
pay down debt
Purpose of loan:
This loan will be used to? pay down small creditcards

My financial situation:
I am a good candidate for this loan because?
i pay on time and never dfaulted
Monthly net income: $
7000.00
Monthly expenses: $
  Housing: $ 1400
  Insurance: $ 600
  Car expenses: $450
  Utilities: $ 250
  Phone, cable, internet: $ 50
  Food, entertainment: $ 300
  Clothing, household expenses $ 250
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$329.86

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	17%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,059	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enigmallc	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 86% )	820-840 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	1 ( 14% )	740-760 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Replacing Our Townhouse Roof
Purpose of loan:
Our townhome is 20 years old this year -- after inspecting the original roof with a couple of contractors, we have decided to replace it BEFORE it starts to leak.  We have found a contrator with great references and is very reliable.  We are getting a good deal.

My financial situation:
While we have other lines of credit we could use, we firmly believe communities of people helping each other like Prosper is the future of our country.  We are choosing to go through Prosper to allow our fellow community members make some money vs. some bank.

It is our expectation that we will pay off this note early as we did our last one.  If you are looking for a reliable loan to sponsor, you have found it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1986	Debt/Income ratio:	18%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,290	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	treasure-proton	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school related expenses.
Purpose of loan:
This loan is to help my son out with things that he will incur attending his new school. He just recently graduated from UNF with his BA in biology. He is moving into a new house and i am helping him with some expenses and just to be there in the event he needs any help.

My financial situation:
I have a pretty good credit score. I am not sure what prosper would rate it though. I have good income also and job i have been at for 10+ years. I have one record on my report and that is from when we sold a house in Virgina and our mortage company (Peachtree) messed up some paper work, then reported us for a late payment when the whole house was being paid off. We are now working on getting this record removed from my report.

My expenses are. Most of these are paid jointly also by myself and my wife.
Mortage 1001 minimum: 649\
Utilities: 549
Insurance:213
Cable/Internet: 99
Cell:150
Car:350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	19.67%	Starting borrower rate/APR:	20.67% / 22.92%	Starting monthly payment:	$112.52

Auction yield range:	8.27% - 19.67%	Estimated loss impact:	8.46%
Lender servicing fee:	1.00%	Estimated return:	11.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,748	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	duty-web	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt with dance company
Purpose of loan:
This loan will be used to? pay off my daughter's dance studio and also the debt I accrued to send her to a ballet intensive workshop this summer.
My financial situation:
I am a good candidate for this loan because?I am an honest person who works hard and makes regular income. I also am married and my husband makes good money to cover all expenses but the kids' extracurriculars are something my husband doesn't want to cover. I had a couple of unexpected expenses come up that made it impossible for me to meet the deadline to pay for these two expenses but I will be able to pay them of in 4-6 months if I can get a loan that will allow me that much time.

Monthly net income: $ 3,000

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $ 200
  Credit cards and other loans: $
  Other expenses: $ $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$297.70

Auction yield range:	4.27% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1978	Debt/Income ratio:	37%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$47,843	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	healthy-balance	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment
Purpose of loan:
This loan will be used to obtain an lease with option to purchase a prime townhouse in a resort community. It is located on a lake and has a beautiful view.
My financial situation:
I am a good candidate for this loan because I have several years' experience in owning and managing vacation rental properties. The rental income from this property will not only cover all the expenses, but provide a nice profit as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1978	Debt/Income ratio:	55%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$30,945	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hopheadmike	Borrower's state:	California	Borrower's group:	Large Money Loans for AA,A,B,C & D Credits
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high int, credit cards
Purpose of loan:
This loan will be used to? pay off a few creditcards with over 29% interest

My financial situation:
I am a good candidate for this loan because? I have loaned out over 3000 dollars on prosper and would like to get my own credit in line

Monthly net income: $ 6666

Monthly expenses: $
  Housing: $ 2463
  Insurance: $ 60
  Car expenses: $ 450
  Utilities: $ 200  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2000	Debt/Income ratio:	19%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	6y 4m
Amount delinquent:	$176	Revolving credit balance:	$3,605	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Carvers	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CashCall Idiot
Purpose of loan:
This is the story of an idiot. A well meaning idiot, but an idiot, nonetheless. I got divorced and my wife needed cash, bad. Long after the divorce. So I did one of the stupidest things anyone on earth could ever do. Yes. I called, CashCall. Mind you, this was about 5 years ago. Those idiots actually gave me a $5,000 loan, probably cuz I  make good money. Well, lo and behold, and no surprise to any of you, I have not dented the principal. Hence, my plea. I am on my knees, saying, sorry, smart financial dudes, for being an idiot. My gut reaction to all this is to sue the bastards but it doesn't feel right cuz I'm the moron who took their loan. So I need to pay it off. NOW. Help me, and I will adore all of you, with all my heart.

My financial situation:
I am a good candidate for this loan because?I have paid off the damn thing every month. My credit blemishes are pretty much attributable to my last name (White), an ongoing battle.

Monthly net income: $ 5600

Monthly expenses: $
  Housing: $ 1900
  Insurance: $ 600
  Car expenses: $ 600
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $ 180
  Credit cards and other loans: $ 290
  Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,852	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	proud-funds	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Pay off high interest credit cards.  The money owed is almost exclusively medical debt from a hospitalization 3 1/2 years ago.  All medical issues have been resolved with no recurrence.

My financial situation:
I am a good candidate for this loan because? I currently pay more to the credit cards every month than the loan payment would be.  I have a 6-month emergency fund saved.  I own a small business that has been in operation for over 20 years and I have a very stable income.  I also have sizable equity in my home and business.

Monthly net income: $ 4600

Monthly expenses: $
  Housing: $ 1490
  Insurance: $ 98
  Car expenses: $ 250
  Utilities: $ 120
  Phone, cable, internet: $ 134
  Food, entertainment: $ 450
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 1100
  Other expenses: $ 19
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.75%	Starting borrower rate/APR:	32.75% / 35.17%	Starting monthly payment:	$219.81

Auction yield range:	17.27% - 31.75%	Estimated loss impact:	19.87%
Lender servicing fee:	1.00%	Estimated return:	11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1986	Debt/Income ratio:	23%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exuberant-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
money for roof
Purpose of loan:
This loan will be used to?
MONEY FROM THIS LOAN WILL BE USED TO HELP PUT A ROOF ON OUR HOUSE. WE HAVE BEEN SCAMMED IN THE PAST AND LOST 1800 DOLLARS WHICH WAS SOM E OF THE MONEY WE WERE SAVING FOR OUR ROOF. WE WILL TRY BORROWING FROM YOU GUYS SINCE YOU ARE A WELL ESTABLISHED COMPANY. WE WOULD LOVE FOR SOMEONE TO GIVE US A CHANCE TO SHOW THAT WE WILL PAY THE MONEY BACK AND THAT WE ARE VERY TRUSTWORTHY PEOPLE WHO CARE ALOT ABOUT OUR BILLS. WE AREN'T ASKING FOR A HANDOUT WE INTEND TO REPAY EVERY PENNY BACK. PLEASE JUST GIVE US A CHANCE WE WON'T DISSAPOINT YOU.
My financial situation: WE ARE A GOOD CANIDATE FOR THIS LOAN BECAUSE WE TAKE OUR BILLS VERY SERIOUSLY. LIKE ALMOST EVERYONE WE HAVE HAD SOME VERY ROUGH SPOTS BUT SOMEHOW WE GOT THROUGH THEM. ALL WE ASK IS FOR SOMEONE TO GIVE US A BREAK. WE ARE GOOD PEOPLE WHO HAVE HAD BAD LUCK . PLEASE GIVE US A CHANCE DOESN'T EVERYBODY DESERVE A CHANCE.  THANK YOU
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2007	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,975	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	revenue-beast	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need A Car For My College Job
Purpose of loan:
This loan will be used to Pay for a car that i need for transportation from school to work.

My financial situation:
I am a good candidate for this loan because i have a secure job that gives me as much hours as i need. Another thing is that i have a small electronic repair hobby that  makes me over $500 a month easy. Another thing is that All my housing and commodities are paid for. If i can purchase a car, than i will definitely be financially capable of supporting myself.

Monthly net income: $ My monthly net income from my Job is usually $1200-$1450

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 110
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 45
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$111.98

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2000	Debt/Income ratio:	22%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,112	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mja	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 660-680 (Sep-2008) 660-680 (Jul-2008) 680-700 (Sep-2007)
Principal balance:	$1,482.11	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Help Me get a leg up!
Purpose of loan:
This loan will be used to consolidate some debt, plus it will help with my baby that is Due in June (Nursery)

My financial situation:
I am a good candidate for this loan because I  am very responsible, and have the income to pay back the loan.

Monthly net income: $ 2000

Monthly expenses: $
  Housing: $ 200- live with parents
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1992	Debt/Income ratio:	33%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$29,011	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	riveting-power	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cutting up my credit cards
Purpose of loan:
This loan will be used to pay off high-interest credit card accounts and make a debt reduction snowball program possible for me to acheive.

My financial situation:
I am a good candidate for this loan because I can afford to make all of my current payments, but the balances are not going down due to the interest rates.  I am an intelligent, hard-working software engineer with a good job and a solid work ethic.  I have always paid my bills, never had anything reposessed, and never defaulted on a loan or declared any sort of bankruptcy.  Medical bills from the births of my two children in the last 2.5 years forced me to lean on credit for expenses.  Right now I have to make minimum payments on these high interest accounts, and the balances are stagnant.  Once these medical bills are paid off, I will apply the extra money to paying off other credit balances and get back on track.

Monthly net income: $ 4813.41

Monthly expenses: $
  Housing: $ 1801.33
  Insurance: $ 246.52
  Car expenses: $ 668.00
  Utilities: $ 280.00
  Phone, cable, internet: $ 240.00
  Food, entertainment: $ 300
  Clothing, household expenses $ 150.00
  Credit cards and other loans: $ 785.00
  Other expenses:
    MEDICAL BILLS: $ 325
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$84,009	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	vonna	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equipment
Purpose of loan:
This loan will be used to? purchase and update computers, printers and copier machine

My financial situation:
I am a good candidate for this loan because?my cash flow is now on a quarterly fee based as I transition from commission

Monthly net income: $ 13,000 on average

Monthly expenses: $   I do not pay any personal expenses; my husband pays all expenses.
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $ 100,000 debt in business; whistleblower on major corporation and I had to start business again.  I want to pay off loans quickly but need equipment upgrades as my computers are 5 years old; printer is causing more delays, etc.  I want to be sure I can keep my staff also employed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1992	Debt/Income ratio:	5%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	1y 0m
Amount delinquent:	$121	Revolving credit balance:	$251	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	return-innovator738	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PADI Scuba Diving Internship
Purpose of loan:
This loan will be used to? help pay for a 6 month scuba divemaster/instuctor internship.

My financial situation:
I am a good candidate for this loan because? I am a full time employee and I have a strong desire to learn a new skill. If approved for the loan, I could then put the deposit down needed for the course and be placed in the program. I am planning on taking the course between 11/09-04/10. This is really the direction that I want to take my life and any assistance would be appreciated. I originally applied for a $7000.00 loan but since the hiatus on Prosper, I have managed to save $4000.00 so I just need a little more assistance. Thanks again.

Monthly net income: $2700-2900

Monthly expenses: $
  Housing: $ 300.00
  Insurance: $ 44.00
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 35.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1997	Debt/Income ratio:	13%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,202	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Lukeskywalker7	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 47% )	640-660 (Latest)
Principal borrowed:	$5,202.00	< mo. late:	26 ( 53% )	580-600 (Jan-2008) 580-600 (Dec-2007) 580-600 (Oct-2007) 560-580 (Sep-2006)
Principal balance:	$1,664.48	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
For Emergency Fund & Investments!
Purpose of loan:
This loan will be used to fund my Emergency Fund and to make Small Investments.  As you can see I have had two loans with Prosper and one I paid off early.  I am also several months ahead on my current loan.  I am a good investment for you and now after my main personal debt is very low  and my FICO socre is higher than it has ever been, I now will invest in my future and financial safety.

My financial situation:
I am a good candidate for this loan because as you can see, as I said above, I have paid off one loan in full very ealry, and I am ahead with the other.  I have a great paying job that is very, very steady.    I am also single, no children and almost no debt.  Also, please be it known that where Prosper says that I have been late on my loan payments....I have never been over the grace period porvided and I have always paid every single month on both loans and please note, again, that I have paid off one loan several months early and I am ahead on my second loan.

Monthly net income: $ 53,000 before taxes and $39,000 after taxes.

Monthly expenses: $
  Housing: $ 595.00 rent
  Insurance: $ 150.00 car
  Car expenses: $ 75.00 (gax, etc.) car has been paid in full since last year.
  Utilities: $ 100.00 est.
  Phone, cable, internet: $ 115.00 comcast
  Food, entertainment: $ 250.00.00 + or -
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 375.00 (this also includes this loan I am applying for today if approved).
  Other expenses: $ 50.00

Thank you for your time and consideration. I hope that you will consider my loan application and make a bid.  I will not let you down.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$151.95

Auction yield range:	8.27% - 17.05%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	41%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$16,715	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-urbane-reward	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off truck and one credit card
Purpose of loan:
This loan will be used to? pay off auto loan and one credit card.  It will free up $187 a month that I can put toward other credit cards.  The goal is to buy the house we are currently living in next September but I must pay down some debt first.

My financial situation:
I am a good candidate for this loan because?I alway pay my bills on time.  I haven't been late on a payment since college(um, a long time [14 yearss!!])

Monthly net income: $ 2683 (my husband brings home about $750 a month)

Monthly expenses: $
  Housing: $ 875
  Insurance: $ 96
  Car expenses: $ 265 (to be paid off with this loan)
  Utilities: $ 150
  Phone, cable, internet: $ 120
  Food, entertainment: $ 300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 480 (3 credit cards, one that will be paid off by February and a student loan)
  Other expenses: $ 480 (this is childcare expense)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1992	Debt/Income ratio:	11%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	2y 1m
Amount delinquent:	$3,464	Revolving credit balance:	$0	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	dookster	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$3,750.33	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Business Expenses
Purpose of this loan:
Business Expenses
My financial situation:
I am a good candidate for this loan because? I have low debt  and have good income .

Monthly net income: $ 3800

Monthly expenses: $
  Housing: $1100
  Insurance: $ 140
  Car expenses: $222
  Utilities: $ 118
  Phone, cable, internet: $ 120
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 390
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,266	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Miketheman	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 640-660 (Jul-2008) 540-560 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Home Improvement
Purpose of loan:
This loan will be used to pay for much need renovations to our home.

My financial situation:
I am a good candidate for this loan because my credit rating will reflect that I have been paying my bills on time and is very stable in my home and wok place.

Monthly net income: $4985

Monthly expenses: $
  Housing: $ 1217
  Insurance: $ 252
  Car expenses: $ 645
  Utilities: $ 500
  Phone, cable, internet: $ 160
  Food, entertainment: $ 300
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 60
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.97%	Starting borrower rate/APR:	16.97% / 19.17%	Starting monthly payment:	$356.38

Auction yield range:	6.27% - 15.97%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	24%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$32,080	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exuberant-value	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:This loan will be used to pay off higher interest cc debt. I have not been late on any debt obligations in over five years. Currently pay mortgage and all debts on time and recently increased cash flow by renting a room in house for $800/month. Even if interest rate of loan is the same as current credit cards I prefer paying anyone but the greedy banks who irrationally raised rates only because they can and not due to me being late. Also, my goal of being debt free within 3 or less years has greater chance if debt is better structured and not revolving.

My financial situation:I am a good candidate for this loan because I pay all bills on time and continue to increase income. Renting out room has added $800/month. Only negative on credit report is a tax lien from over five years ago which was the result of previous employer incorrectly sending taxes to Pa instead of Md. I hired a CPA to resolve but since I didn?t discover until Md created a tax lien it was marked on my credit report. I created a monthly budget three months ago and have lived within means ever since. I?ve discontinued all use of credit cards and have learned to only purchase things necessary. I?ve become extremely focused towards becoming debt free. My job is as secure as can be in this economic climate due to being in Healthcare/IT. Also, my skill set continues to strengthen and is in a field with growing demand. I have assets which could be liquidated if needed; 401k, Roth IRA, individual stocks, but would rather let them grow back to at least break even levels. This loan would enable me to pay off credit card debt and pay down new loan on auto pilot. Please feel free to ask any questions regarding ability to pay back loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.99%	Starting monthly payment:	$39.86

Auction yield range:	4.27% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1979	Debt/Income ratio:	0%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$29,174	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	TravisMcGee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$14,200.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 680-700 (May-2007)
Principal balance:	$3,874.60	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Lender needs to be a Borrower
Purpose of loan:
I bought a house last December and did major improvements through Home Depot, on a 6 month, no interest/no payment arrangement.  Those purchases are now coming due. I would like to pay them off before they become due at deferred interest rates.My financial situation:
I am an excellent candidate for your consideration to bid.  I have had a previous loan with Prosper for $9200 which I paid off - ahead of schedule.  I then became a Prosper Lender, and currently have about $1000 spread among 17 loans.  I am eligible to retire in 5 yrs. I had a very focused plan for getting debt-free by that time.

And let me say thanks to all those who backed my first loan with Prosper. I appreciate your support and am happy I was able to pay it off ahead of schedule. I hope you will support me again!

Monthly net income: $ 2600 + $500 from rent from roomate ,Monthly expenses: $ 2650 total. including Mortgage $1410,   Insurance: $ 57   Car expenses: $403   Utilities: $100     Phone, cable, internet: $100     Food, entertainment: $400    Clothing, household expenses $100     Credit cards and other loans (includng a current Prsper loan): $ 220    Other expenses: $    I currently have $60 going into saving each month. Note: I do not know why Prosper shows my income at $100,000 +; It should be be $50,000+....thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$223.36

Auction yield range:	11.27% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2003	Debt/Income ratio:	24%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,464	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Saebrotha19	Borrower's state:	Michigan	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	560-580 (Jan-2008) 700-720 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Furnishing my first home!!
I'm am about to furnish my first home and need a little money up front to help do that. I'll be refiling my taxes so that I can get my $8,000 tax credit as soon as possible which I will in turn use to help pay this loan back off so really just need the money up front to help buy furniture and do any improvements to the house while moving in.  I'm in a good financial situation as I am at a steady job with Hansen's Beverage Company as a Marketing/Events Manager in the Michigan/Ohio markets and I make more than enough money to cover all my bills and then some for spending & saving.  My yearly salary is $50,000/yr plus I get 2 bonuses a year in the $3000-$5000 range.  I've paid all my bills on time the last few years without a problem and have paid most of any loans/credit cards off early.  I can provide you with whatever you need to prove my income, assets, etc. if need be.  Again my credit is considered good (690+ range) but not excellent like the banks want now a days so I ask that you please consider my situation and kindly lend to me, I will not let you down. Thank you for your time and generous consideration.

Monthly net income: $3,250

Monthly expenses: $1,415
  Housing: $ 300
  Insurance: $ 180
  Car expenses: $350
  Utilities: $ 75
  Phone: $60
  Food, entertainment: $300
  Clothing, household expenses $50
  Credit cards and other loans: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2001	Debt/Income ratio:	29%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,066	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	blooming-peace	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New kitchen and fencing
Purpose of loan:
I am going to use this loan in order to install granite in my kitchen and install a fence in my backyard.

My financial situation:
I am an excellent candidate for this loan because I pay all my bills on schedule.

Monthly net income: $ 6,400

Monthly expenses: $
  Housing: $ 2,200
  Insurance: $  <paid for year>
  Car expenses: $ 40 (gas)
  Utilities: $ 150
  Phone, cable, internet: $ 0 (free internet and cable part of HOA)
  Food, entertainment: $ $350
  Clothing, household expenses $250
  Credit cards and other loans: $ 800
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$54,863	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	15
Screen name:	parsa033	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	700-720 (Latest)
Principal borrowed:	$13,500.00	< mo. late:	0 ( 0% )	700-720 (Jan-2008) 680-700 (Jun-2007) 640-660 (Jan-2007)
Principal balance:	$5,204.20	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Need a loan for investment Low Risk
First, I liked to thank Prosper users for my previous loan. I was able to payoff my credit cards and start saving and investing. Even though I went through a hardship of losing my job on December 2008, I was able to use my savings to create my own business. Now that my business has been very successful and i've started to use the extra income to invest in real estate.

Because of the downturn of the economy many investment opportunities have been created that have an abnormal margin and return on investment.

I have purchased 4 houses through a real estate company in east coast that specializes in finding great investment opportunities and they also manage it and protect your investment for you. You can read about them here (http://www.ncdevgroup.com/real_estate_investing.cfm).

I need this loan to purchase my fifth house. I have already rented out my previous four for an average of $600/month in rental income. I've purchased each for an average of $15,000 after all costs. They are already at at $50K+ resell value. I'm going to wait a few months before putting them up for sale.

Please help me make my last purchase for now! Thank you.

Purpose of loan:
I like to use this money to invest into a house.

My financial situation:
I make about $10,000 a month. I own my own business, working as a software engineer. I have already got a loan ($13,000) from Prosper and have not ever been late and made my payments on time. I am also single and don't have any other expenses than myself.

Monthly net income: $10,000

Monthly expenses: $4,750
  Housing: $ 1,800
  Insurance: $ 300
  Car expenses: $ 250
  Utilities: $ 250
  Phone, cable, internet: $ 100
  Food, entertainment: $ 500
  Clothing, household expenses $ 500
  Credit cards and other loans: $ 550
  Other expenses: $ 500

Also, even though Prosper is giving me a low credit rating, i have always paid my payments on time and have $0 delinquencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	24.15%	Starting borrower rate/APR:	25.15% / 27.46%	Starting monthly payment:	$139.44

Auction yield range:	14.27% - 24.15%	Estimated loss impact:	15.79%
Lender servicing fee:	1.00%	Estimated return:	8.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1978	Debt/Income ratio:	36%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	27	Length of status:	14y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,613	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bluestar148	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 600-620 (Apr-2008) 580-600 (Mar-2008)
Principal balance:	$188.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Chain saw & Log splitter
Purpose of loan:
This loan will be used to? purchase a new chain saw and log splitter, winter is coming!
My financial situation:
I am a good candidate for this loan because? this will be the 2nd loan I will have taken on Prosper. I have paid ahead and on the back end and will close out the first loan shortly. I owe $188 on a $1000 loan taken about 14 months ago. Expect timely payment and possibly early payback. I will be able to sell firewood to help my income to pay this back.

Monthly expenses: $
  Housing: $ 943
  Insurance: $ 75
  Car expenses: $ 382
  Utilities: $ 200
  Phone, cable, internet: $ 182
  Food, entertainment: $ 300
  Clothing, household expenses $ 65
  Credit cards and other loans: $ 0
  Other expenses: $ Prosper Loaned out $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,692	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	PJMAC	Borrower's state:	Texas	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (Oct-2008) 620-640 (Dec-2006) 600-620 (Oct-2006)
Principal balance:	$668.94	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
finish off debt
Purpose of loan:
This loan will be used to pay down debt.

My financial situation:
I am a good candidate for this loan because my income has increased by more than 35% over the past two years. I have a strong record of payment, and I used Prosper successfully once already.

Monthly net income: $ 4700

Monthly expenses: $
  Housing: $ 600
  Insurance: $ 55
  Gas: $ 100
  Utilities: $ 100
  Phone, cable, internet: $ 50
  Food, entertainment: $ 500
  Student loans: $ 900
  Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,470	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ingenious-community	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Look to Get Out of Debt
Purpose of loan:
This loan will be used to clean up some debts with credit card companies that have unusually high interest rates, due to recent changes in credit card industry the rates have been increased for reasons unrelated to my payment history.

My financial situation is good. I pay my debts on time, it is just that I would like a better interest rate and stop doing business with certain card companies.
I am a good candidate for this loan because I have consistent monthly income and look to utilize this loan to pay off debt faster at a better interest rate. I would pay an in individual than a bank as I work my way out of debt.

Monthly net income: $ 8,000 - $10, 000

Monthly expenses: $6,134
??Housing: $1632
??Insurance: $100
??Car expenses: $632
??Utilities: $345
??Phone, cable, internet: $175
??Food, entertainment: $750
??Clothing, household expenses $500
??Credit cards and other loans: $1000
??Other expenses: work related: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.39%	Starting borrower rate/APR:	20.39% / 22.63%	Starting monthly payment:	$280.22

Auction yield range:	17.27% - 19.39%	Estimated loss impact:	19.09%
Lender servicing fee:	1.00%	Estimated return:	0.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	37%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$49,249	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	JS32449	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$8,300.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$5,036.18	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Next step in financial freedom
Purpose of loan:
Consolidate credit card debt

My financial situation:
I am a good candidate for this loan because I always pay my bills, I have a stable job, my husband has a good job as well. However, with the "not so good economy", our credit card companies are now increasing all of the interest rates up to 30%.

Monthly net income: $ 3200
Husbands net income after health/dental insurance, etc. $2100

Monthly expenses: $ 4900
  Housing: $ 1300
  Daycare: $1000
  Car expenses: $ 790
  Utilities: $ 320
  Phone, cable, internet: $204
  Credit cards and other loans: $1286
  Other expenses: $ 200

We have placed ourselves on a budget and plan on closing all credit cards once paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,494	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wealth-maximizer1	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
So Long Debt!
Purpose of loan:
This loan will be used to consolidate three credit cards with a high 19.99% apr into one monthly payment.  Quite simply after the recent addition of our daughter to our family my husband and I have made it a goal to eliminate as much debt as possible in order to achieve a debt free life style.

My financial situation:
I am a good candidate for this loan because my husband and I have a stable income.  We are co owners of a very successful pet resort (Ruff Resorts, Inc. www.ruffresorts.com) which has experienced such great growth that four weeks ago we opened our second location.  Each location brings in over $20,000 a month and our take home salary can be increased at anytime to accommodate the payments of our debt consolidation.

You will notice I am labeled as HR.  This is due to the fact then when we opened our second location we took existing business credit cards to purchase equipment and materials instead.  This has lowered my credit score and given me the status of HR.  I have never missed a payment nor have I ever been delinquent on a payment.  I have a solid financial payback history and this loan will help pay off personal credit cards and build my score back up.
Monthly net income: $ 3,000+

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1979	Debt/Income ratio:	96%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$30,668	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	responsibility-ceremony	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dog Daycare/Overnightcare Expansion
Purpose of loan:
This loan will be used in the expansion of our dog daycare/overnight care business.  We opened our first less than 2 years ago and have just opened a second location.  Our new location has incredible potential as it is the only dog daycare in a city of over 50,000.  Our visibility is awesome and we have experienced growth 3 times faster than our initial location.  We are already booking stays into the holidays and would like to offer people choice luxury suites.  We would like to purchase furnishings for pets: sofa's, elevated bedding and television's so they can relax and hopefully reduce stress while they are away from their 'people'.  We would also like to expand our filter system which assists in keeping the environment clean and disease free.
My financial situation:
I am a good candidate for this loan because of our exciting growth forecast.  In our second month of being open, we are doubling our revenues from the first month - and overnight bookings continue.  We have had some awesome press that has our phone ringing off the hook.  We are struggling with financial institutions as they just do not understand the pet care industry which in actuality is one of the top 7 industries in the United States and one of the MOST resilient in downturn economies.  The financial future is phenomenal with this industry and we are excited to be a part of it.  Visit us at www.ruffresorts.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$509.42

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,119	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	REDEEMED4HIM	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2009) 720-740 (Aug-2008) 720-740 (Jul-2008) 740-760 (Dec-2007)
Principal balance:	$5,467.77	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
New Basement
Purpose of loan: I will be using this loan to finish my basement. I have the ability to repay with no problem. I am a good and safe investment. I work for a bank but I am so impressed with Prosper, I would rather pay interest to everyday people like myself. I have also been a lender on prosper for 2 years as well. I currently have one prosper loan that I have had since January of 2008 with all payments on time. I am hoping the great prosper lenders will consider me for this request. This is the last phase of remodeling our house. I appreciate your bids.

Please note that this listing has me as HR for High Risk and a rating of 4, but I am not that at all.  The income listed here is only from my full time job. This does not include my wifes full time income of 28,000/yr or my part time income of 10,000/yr. I assure you any bids can be made with confidence they will be repaid on time and in full.

Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$258.37

Auction yield range:	17.27% - 18.50%	Estimated loss impact:	19.03%
Lender servicing fee:	1.00%	Estimated return:	-0.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	26 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	53	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$25,564	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	oklahomachick	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$823.88	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
new kitchen
Purpose of loan:
This loan will be used to? pay down a credit card

My financial situation:
I am a good candidate for this loan because? i pay may debt on time

Monthly net income: $ 5500

Monthly expenses: $
  Housing: $ 880
  Insurance: $ 100
  Car expenses: $ 740
  Utilities: $ 600
  Phone, cable, internet: $ 150
  Food, entertainment: $ 500
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1200
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$163.69

Auction yield range:	4.27% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2000	Debt/Income ratio:	12%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,952	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	TBO_LLC	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to consolidate debt
This loan is to pay off the remaining $5000 of credit card debt. I know that you can't borrow your way out of debt but I am looking to lower my interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$306.87

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,241	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	apnumber4	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$3,057.95	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Home Improvement , Advertising
Purpose of loan:
I am remodeling my basement this year , so I can add square footage , I am wanting to move in a couple of years and this will add value to my home ,staying here in Oklahoma City of course. I am an established Realtor here in OKC. I also need to invest in a little more advertising, the market in OKC is still good but I want my business to continue growing.

My financial situation:
I am a good candidate for this loan because I have owned a home for 7 years..I have little debtload, I am a good person and am impressed with how Prosper works! Although my income can fluctuate as a Realtor I keep my overhead low.

Monthly net income: $ 8000

Monthly expenses: $
  Housing: $ 650
  Insurance: $ 300
  Car expenses: $ 768
  Utilities: $ 300
  Phone, cable, internet: $ 300
  Food, entertainment: $ 500
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 300
  Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$306.87

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1994	Debt/Income ratio:	25%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	23 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$96,909	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	csmio	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate some debt
Loan will be used to consolidate some credit card debt & help me to save faster. I currently own 2 duplexes in Modesto that I get $2,500/month from & another house in Reno that gets me $1,000/month. 2 years ago I loaned a friend $23,000 to consolidate his debt ($635/month) but now I need to consolidate mine. I am never late & I would like to save up again to purchase a home in my area. I also receive about $275 monthly from Prosper (as a lender) & receive $30.00/hr from a 2nd job that I do from time to time. My financial situation: Monthly gross income: $ 9,135Work (Main job) $5000 gross
Rent from Modesto $2500
Rent from Reno $1000
Personal loan $ 635

Monthly expenses: $ 6,950
Housing: $1500
Insurance: $150
Car expenses: $0
Utilities: $300 (garbage, water, sewer for Modesto & Reno)
Phone, cable, internet: $400 (DirecTV, home phone w/dsl and 3 cell phones)
Food, entertainment: $500
Clothing, household expenses $400
Credit cards and other loans: $1200 (With HELOC & personal loan)
Other expenses: $2500 (Mortgages, includes insurance & taxes)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2003	Debt/Income ratio:	20%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$473	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	agile-p2ploan	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1st House - New Kitchen
Purpose of loan:
This loan is to cover expenses to renovate my kitchen. I am waiting on the IRS first-time homebuyer tax credit. I will be getting 8,000 to repay the loan, but I have to wait 8-12 weeks to process the amended return.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2200

Monthly expenses: $
  Housing: $ 1057
  Insurance: $ 100
  Car expenses: $ 350
  Utilities: $ 100
  Phone, cable, internet: $ 40
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,619.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$843.66

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1973	Debt/Income ratio:	24%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,216	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	proper-income	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help achieving life long dream!
Purpose of loan:
After 20+ years of adulthood on top of my entire childhood growing up around classic automobiles and hot rods, I've long desired my very own "collectible" original, classic or hot rod vehicle and feel I am in a new time of my life where I can finally afford payments for one.

My current financial situation:
I have no rent nor mortgage...My Fiance and I live in a house that is mortgage free.
Same employer 3+ years
Earn nearly $30/hr which will hopefully be growing by this time next year
I've obtained 2 merit/performance based raises in past 2 years
I am growing my personal Bank Account with frequency

Presently,
My NET income is nearing $4000/mo (after taxes, bring home $4000/mo)
My Debt is approx. $750-$1000/mo (thats 1 credit card, 1 auto loan, insurances, general living and personal expenses)

Combined, that leaves nearly $3000-$3250 as discretionary, monthly income!

I've recently paid off a Motorcycle Loan and just last month, an Auto Loan.

Of which, based on the above information, I would love to finally purchase something at this time that would bring both my Fiance and I great pleasure and enjoyment, as well as allow me to reach my childhood and adulthood dreams, owning a Classic vehicle, original or hot rod.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$121.33

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1974	Debt/Income ratio:	15%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$104,631	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lucrative-economy	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying an unexpected bill
Purpose of loan:
This loan will be used to regain my financial control and get out of credit card debt.

My financial situation:
I am a good candidate for this loan because I have a long credit history since 1974 with never a serious problems (
foreclosure, default, etc.).  I own two homes and have amassed some debt because my wife lost her full time job and is now working part time.

Monthly net income: $ 6000

Monthly expenses: $
  Housing: $ 4000
  Insurance: $ 150
  Car expenses: $500 (over in October)
  Utilities: $ 100
  Phone, cable, internet: $ 200
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1991	Debt/Income ratio:	46%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$29,625	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	cunning-wampum	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup
Purpose of loan:
This loan will be used as a security line of credit to draw from as we start our business acquisition.

My financial situation:
I am a good candidate for this loan because the business that we are purchasing has an established market share.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1989	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 3	Employment status:	Not employed
Now delinquent:	2	Total credit lines:	34	Length of status:	0y 3m
Amount delinquent:	$577	Revolving credit balance:	$185	Stated income:	Not employed
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	61%
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	stranger1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Grave Marker for My Mother
Purpose of loan:
This loan will be used to?
Buy my mother a grave stone.  She died on March 30 of this year.  I found her in her bedroom at 8:30 pm.  She died fast and alone.  She fell and hit her head and never woke up.
My financial situation:
I am a good candidate for this loan because?
We have 1 Prosper loan already and we are never late.
Monthly net income: $ 3,000.00
Monthly expenses: $
  Housing: $ 1,100
  Insurance: $ 25.00
  Car expenses: $ 0
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 102.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1992	Debt/Income ratio:	21%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 5m
Amount delinquent:	$1,145	Revolving credit balance:	$19,784	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brainy-p2p	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I always make my monthy payments and I have a steady income as a Registered nurse and I recieve a monthly retirement check from my previous 20 year career as a professional firefighter.

Monthly net income: $ 3611

Monthly expenses: $ 2920
  Housing: $ 500
  Insurance: $ 170
  Car expenses: $ 200
  Utilities: $ included in rent
  Phone, cable, internet: $ included in rent
  Food, entertainment: $ 400
  Clothing, household expenses $ 120
  Credit cards and other loans: $ 1230
  Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$838.79

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1995	Debt/Income ratio:	36%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	14y 1m
Amount delinquent:	$0	Revolving credit balance:	$77,448	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bayern1989	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	720-740 (Latest)
Principal borrowed:	$15,152.00	< mo. late:	0 ( 0% )	740-760 (Mar-2007)
Principal balance:	$4,298.20	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Home Improvement
We would like to use this loan to pay down some credit cards we have.  We have been good making our payments, and would just like to lessen the debt. Hopefully you can make this happen. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	47%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	7y 9m
Amount delinquent:	$472	Revolving credit balance:	$5,812	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	102%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jshawks2004	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$1,496.13	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay for college
Purpose of loan:
This loan will be used to help offset the expenses of college. I am currently entering my Senior year and have an excellent academic record with an overall 3.46 GPA.

My financial situation:
I am a good candidate for this loan because I have a stable, full-time job. I have been employed with this company for more than seven years. After I finish my degree, I will be moving up with my company.  This will give me a substantial raise which will help with repaying the loan.  I have recently obtained housing on-campus which will help reduce my living expenses each month

Monthly net income: $ 1400

Monthly expenses: $ 915
  Housing: $ 275
  Insurance: $ 140
  Car expenses: $ 200
  Phone, cable, internet: $ 60
  Food, entertainment: $ 150
  Clothing, household expenses $ 50
  Credit cards and other loans: $75.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1991	Debt/Income ratio:	22%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	3225	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	680-700 (Jun-2008) 680-700 (Mar-2008)
Principal balance:	$2,195.64	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
To pay off some high loans
Purpose of loan:
This loan will be used to pay off some very high loans off ?

My financial situation:
I am a good candidate for this loan because I am a good person that just needs some help fast?

Monthly net income: $ 4900

Monthly expenses: $
  Housing: $ 1187
  Insurance: $ 128
  Car expenses: $ 280
  Utilities: $ 300
  Phone, cable, internet: $34
  Food, entertainment: $ 300
  Clothing, household expenses $ 150
  Credit cards and other loans: $ about350
  Other expenses: $ Driving to work daily and gas going up so high ,hurts the cain purse.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2002	Debt/Income ratio:	49%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,679	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	duck2006	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008)
Principal balance:	$3,361.64	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off some high interest credit cards. I have never missed a payment ever but some banks such as Chase will not lower my interest rate. I have has success with other credit cards being lowered but not them for what ever reason.

My financial situation:
I am a good candidate for this loan because I have a steady job and have never missed a payment on anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1999	Debt/Income ratio:	13%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	1y 9m
Amount delinquent:	$515	Revolving credit balance:	$5,194	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	42	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PythonMorphBreeder	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 520-540 (Jul-2008) 640-660 (May-2008) 640-660 (Apr-2008)
Principal balance:	$1,474.50	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Expanding Reptile Breeding Business
Purpose of loan:
This loan will be used to? Help expand my reptile breeding business.  I will be attending a worlwide reptile expo in August and will be purchasing breeder snakes for my expanding colony.  I stand to make around $12K from my projected offspring this season.  Please....I really need this to help my business to succeed!!!.....

My financial situation:
I am a good candidate for this loan because? Im very responsible with my money now. Wasn't too good back in college, but I have taken care of that now.  My report states that I have 42 past deliquent but like I said that was when I was in college but everything has been paid in full.  I only have 2 credit cards and am on time with everything.  I bought a house 3 years ago and have nothing that is deliquent or I wouldn't have been able to get my home.  It does state that I have 1 deliquent but it is false. I had to go to the emergency room and before I leftI paid in full with a check and i got a receipt, but for some reason it came up unpaid. I showed the receipt and it was corrected, but is on my credit report.  I am in the process of having it removed.  I really need this loan to help my business thrive.  My local bank does not issue loans this small, and I dont want to open up another C.C....PLEASE HELP!!!...pretty please....Oh  im leaving for the expo on the 21st of August...so this is my last chance before I go!   Thank A Lot!!!

Monthly net income: $ 5000

Monthly expenses: $
  Housing: $ 1200
  Insurance: $ 125
  Car expenses: $ 100
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 300
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1973	Debt/Income ratio:	42%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	33y 10m
Amount delinquent:	$0	Revolving credit balance:	$131,981	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cerebral-justice	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards/lines
Purpose of loan:
This loan will be used to? pay off high interest credit cards and lines of credit.

My financial situation:
I am a good candidate for this loan because? I am a teacher with a steady job (33 years) and a steady annual income ($103,929.00 per year).  My husband is also a teacher with a steady job (20 years) and a steady annual income ($82,280.00 per year).  We pay all of our bills on time and have good credit histories.  If you decide to help us at this time, we will make all payments on time, until the loan is paid in full.

Monthly net income: $ 6,747.00 (my salary), plus $4,513.00 (my husband's salary) =  $11,260.00 monthly net income

Monthly expenses: $ 8,000.00
  Housing: $ 3,700.00
  Insurance: $ 260.00
  Car expenses: $ 300.00
  Utilities: $ 120.00
  Phone, cable, internet: $ 120.00
  Food, entertainment: $ 300.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 2,800.00
  Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.97%	Starting borrower rate/APR:	13.97% / 16.13%	Starting monthly payment:	$187.90

Auction yield range:	6.27% - 12.97%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2004	Debt/Income ratio:	30%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,856	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	epponomics101	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2008)
Principal balance:	$7,170.88	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Investment Project
Purpose of loan:
This loan will be going toward a small long/short investment strategy that I put together.  The money will be used to provide liquidity for the strategy and will be sitting in cash in my bank account until the strategy gets up and running.  The losses I could incur from the strategy will be limited with use of call/put options, while the gains will not be limited.

My financial situation:
I am a good candidate for this loan because I have good credit, have plenty of disposible income every month (about $1500), and have never missed payments.  I currently work in downtown Chicago for a Hedge Fund and work with these types of strategies on a daily basis.

Monthly net income: $ 4000

Monthly expenses: $ 2500
  Housing: $ 800
  Insurance: $ 120
  Car expenses: $ 380
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	28%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	10	Length of status:	4y 4m
Amount delinquent:	$112	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	ANGEL00	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$804.57	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
2nd Prosper loan
Purpose of loan:
This loan will be used to payoff 1st prosper loan and reinvest into the Stock Market

My financial situation:
I am a good candidate for this loan. I have worked for Macys for 41/2 years and I work in a management position. I take my job and responsibilities very serious, as I do with my credit. Since I had my 1st Prosper loan and
Honda finance car loan my credit score has gone up 60 points.  My credit is now in good standing.
I have a loan with Honda finance which has never been late. I plan to payoff  the 1st Prosper loan of $800 and use the remaining to invest in the Stock Market. So far this year I am up over 100% in my brokerage account.
This deal will be good for prosper lenders and myself.  I plan on using prosper again in the future for other plans, so I will pay on time. I do not carry any outstanding credit card debit.  Cash for everything.
Funds will taken out of my checking account by Prosper. The first loan was automatic debited and the
2nd loan will be too. I have never been late on the Prosper Loan and I will not be on this one.
Please ask me if you have any questions.  Before submitting I saw 2 delinquent account of $112 that prosper was showing. These are not current I am tring to have removed, one being a $72 doctors bill in a mix up with the insurance co. and the other is a library fine that I did not know I had for $40. The book was returned and I am trying to get them to remove it.

Annual Income 34,944.

Monthly expenses: $
  Housing: $ Husband pays
  Insurance: $87
  Car expenses: $ 433
  Utilities: $ Husband pays
  Phone, cable, internet: $ Husband pays
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 42 to prosper
  Other expenses: $ school $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1992	Debt/Income ratio:	11%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	0y 10m
Amount delinquent:	$3,209	Revolving credit balance:	$2,918	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	leverage-hammock	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taking product to the next level
Purpose of loan:
This loan will be used to put towards some working capital to further promote the selling of my U.S. patent protected ?Ultimate Golf Tool? (Patent # 7535985) shown in detail in the enclosed picture.  The tool itself is one of the most innovative golf products in the industry.  My tool features 8 distinct functions in 1 tool, comes in either gold or silver color and the detachable ball market can be designed with either a corporate logo, monogrammed with a person?s initials or just a plain generic ball marker. Currently the tool is being sold to well known green grass shops such as the Breakers in Palm Beach and Doral Golf Resort and Spa, was featured in Business Week magazine as well as Advantages magazine, and has also been see in Norm Thompson catalog.  This loan will give me cash flow needed to create the necessary push to enable me to attract a national sales force of independent sales representatives that will target three distinct sales channels: Advertising Specialty market, catalogue retailers and golf pro shop retailers. The recruitment of these sales reps will cost a total of $ 800 (will be using Golfrepconnect.com, golfsurfin.com and usgolfjobs.com).  Another $ 1,000 will go towards attending various industry trade shows, while the remaining $ 1,200 will go towards mailings to various other outlets, including marketing lists recently purchased by me (which include 15,000 pro shop managers, 12,000 Advertising Specialty distributors, 7,000 corporate buyers, 1500 golfing academies, 700 golf schools, and many others) and reserve capital to handle payments while things have a chance to continue to blossom.

My financial situation:
I am an EXCELLENT candidate for this loan because over the past 10 years plus, I have never been late with a payment on any of my trade accounts.  All in all I only take on debt that I can handle.  I see that I have an HR rating, and for the life of me I cannot see why my rating would be so poor.  I have built an impeccable record since the early 1990?s and I would not look to sabotage that for a $ 3000 loan.  I would be more than happy to furnish anyone with a full credit report as well as a sample of my golf tool.  In regard to this particular loan, I have already calculated all of my numbers and this loan payment will not affect my current life style at all should I need to pay it back from my job earnings, rather than through the actual business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$196.61

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1990	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$61,506	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Nila1	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because? I have a great credit history. No missed or late payments.

Monthly net income: $ 4000

Monthly expenses: $
  Housing: $ 1200
  Insurance: $ 150
  Car expenses: $ 100
  Utilities: $ 70
  Phone, cable, internet: $ 75
  Food, entertainment: $200
  Clothing, household expenses $ 50
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	19.67%	Starting borrower rate/APR:	20.67% / 22.92%	Starting monthly payment:	$93.76

Auction yield range:	8.27% - 19.67%	Estimated loss impact:	8.46%
Lender servicing fee:	1.00%	Estimated return:	11.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	26%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,034	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Chess_Player	Borrower's state:	Ohio	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	31 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,300.00	< mo. late:	0 ( 0% )	760-780 (May-2009) 680-700 (Apr-2008) 680-700 (Sep-2007) 540-560 (Dec-2006)
Principal balance:	$3,801.93	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Home Improvements
I will use this loan to make some improvements to my home this spring.  I  will insulate my attic, hang three exterior doors, and install new gutters and down spouts. I will do the first two jobs on my own, but have a trusted handy man to take care of the gutters. I currently have a loan with prosper, and I have paid one off in the past.  I work in finance, so I know the importance of steady, on time payments. The only late payment that I have made in the last 5  years was an online payment that posted a day late.  On the employment front, I was promoted in November, so my position is secure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$614.59

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	8.89%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1986	Debt/Income ratio:	38%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	9y 11m
Amount delinquent:	$166	Revolving credit balance:	$28,784	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	RichDaddy	Borrower's state:	Washington	Borrower's group:	Investing with integrity!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Tell Citibank to Shove Off
Purpose of loan:
This loan will be used to pay off a Citibank card that they have decided to increase from 5.99% to 23.99% even though we have never been late or over limit and have always paid more than the minimum.  We are currently making a payment of $600 per month.

My financial situation:
I am a good candidate for this loan because we have gone through Dave Ramsey's Financial Peace University and are well on our way to being out of debt, (except for our mortgage) in less than three years.  This loan will be paid off in our Debt snowball whether we get a decent rate with Prosper or if we stay with the rip-off Citibank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$191.97

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,409	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cvrick	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because?I have been self employed since 1982.  Since January 2006 I have owned and operated an internet company selling tools.  Sales in 2006 were $181,000, sales Jan. through June of 2009 were $128,000.  My wife and I have owned our home for approximately 10 years. My business is surviving in a bad economy with 3 1/2 years of solid sales.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1985	Debt/Income ratio:	72%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	80	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$55,330	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Smith247	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$1,437.72	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Consolidating High Interest Cards
Purpose of loan:
This loan will be used pay off small balances with high rates

My financial situation:
I am a good candidate for this loan because I have had a Prosper Loan for over a year and made every payment on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.99%	Starting borrower rate/APR:	18.99% / 21.21%	Starting monthly payment:	$274.88

Auction yield range:	14.27% - 17.99%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	3.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1997	Debt/Income ratio:	35%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,390	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	community-carrier	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want better future & law school
Purpose of loan:
This loan will be used to consolidate two high interest credit cards which I have accumulated balances by putting myself through my undergraduate degrees and my paralegal certification.

My financial situation:
I am a good candidate for this loan because every one of my current accounts are in good standing and I have taken the extreme measure to move back in with my parents for a year or so to completely focus on cleaning up my finances to go back to school for my law degree. I do not want debt hanging over my head while I am completing my education.
I took the opportunity to get my credit score today from Experian and it is 727. I realize this is because of my income to debt ratio and hence why I am here to get on the road to a better financial future.

Monthly net income: $ 1,720.00

Monthly expenses: $
  Housing: $ 200.00 (thanks to my parents)
  Insurance: $ 100.00
  Car expenses: $ 215.00
  Utilities: $ 0.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $
  Credit cards and other loans: $ 250.00
  Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2000	Debt/Income ratio:	38%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,437	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	laz053	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 600-620 (Jan-2008) 580-600 (Sep-2007)
Principal balance:	$3,080.44	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
*2nd Prosper Loan* New business!

Purpose of loan:
 This loan will be used to?Purchase new Appliances for a new Catering business
My financial situation:
I am a good candidate for this loan because?  This is my second loan through Prosper.  I have been paying on my first loan since March 2008, never later or missed a payment.  Since my first loan, my sisters and I have started our own Catering business. We are starting off small focusing on small party events, hopefully to expand within the next couple of years. Besides starting a new business, I also have a full-time job.  All of my credit cards are paid on time and are current.   Please be confident my prosper loan will be paid every month.   With some help from all of you,hopefully our business will take off!!  Thank you for your consideration!

Monthly net income: $ 3200

Monthly expenses:
  Housing: $ 300  I live with my sister
 Insurance: $ 200
Car expenses: $ 420
 Utilities: $ 0
 Phone, cable, internet: $ 50
 Food, entertainment: $ 200
Clothing, household expenses $ 100
Credit cards and other loans: $ 550
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$258.14

Auction yield range:	4.27% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1999	Debt/Income ratio:	8%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,993	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Bucket219	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Dream Ring
Purpose of loan:
This loan will be used to buy an engagement ring for my girlfriend.  With this loan, I will be able to afford to purchase the ring for cash without any financing.  With the no-financing option, the jeweler will give me a substantial discount on my purchase (approximately 10%) which we can apply towards wedding expenses.

My financial situation:
I am a good candidate for this loan because I have a strong, stable income, a good credit history, and a firm commitment to minimizing expenses.  My estimated monthly cash flow is as follows:

Monthly Income (after-tax)  - $4,200

Expenses
Rent                 - $1,075
Utilities             - $275
Auto                 - $380
Insurance          - $105
Groceries          - $250
Student Loan     - $165
Total Expenses                  - $2,250

Monthly Disposable Income - $1,950 (Monthly Income less Monthly Expenses)

If you have any questions, please ask me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$521	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	5
Screen name:	drmoney11	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a Deck
Purpose of loan:
This loan will be used to? Build a nice deck on my home.  Our old deck was about 15 years old and the boards are all warped.  I already purchased the materials.  I just need a loan to pay the labor!!

My financial situation:
I am a good candidate for this loan because? Up until a bad business decision I've always paid my loans on time.  My credit report shows a bankruptcy because a business venture with 8 other individuals went south.  The venture was personally secured.  My bankruptcy was discharged over a year ago.  I'm current on my mortgage and the only other debt I have is a 2005 King Ranch F150.  I own my Harley and my 4 door sedan for real-estate.  I've worked very hard to re-build my credit and my score is finally looking really good!  I'm also a prosper lender.

I know Prosper says I'm not a home-owner, but that is only because the bankruptcy wiped out my obligation to pay the mortgage.  I still pay and I'm still current with about $30K in equity.  My home is worth $345K in today's market and I owe $315K.

This loan will be paid off early.  Part of the reason I'm taking out such a small loan is to help continue to build my credit and improve my home.

Monthly net income: $ 5800

Monthly expenses: $
  Housing: $ 2200 (PITI)
  Insurance: $ 225 (Auto/Life)
  Car expenses: $ 500 (Gas and loan)
  Utilities: $400  Phone, cable, internet: $ 200
  Food, entertainment: $ 400
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 0
  Other expenses: $ 200 (My son's college savings)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.26%	Starting borrower rate/APR:	25.26% / 27.57%	Starting monthly payment:	$119.69

Auction yield range:	11.27% - 24.26%	Estimated loss impact:	10.60%
Lender servicing fee:	1.00%	Estimated return:	13.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1998	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,904	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	trajames	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Pay off 2 credit cards with rates near 29%.

My financial situation:
I am a good candidate for this loan because?  My payment history is excellent and I have been at the same place of employment for nearly 9 years. I am a lender on Prosper as well and would much rather fellow lenders get the interest than Chase.

Monthly net income: $ 3500

Monthly expenses: $ 2350
  Housing: $ 500
  Insurance: $ 240
  Car expenses: $ 400
  Utilities: $ 200
  Phone, cable, internet: $ 60
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 450
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,780.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.01%	Starting borrower rate/APR:	26.01% / 28.33%	Starting monthly payment:	$514.98

Auction yield range:	8.27% - 25.01%	Estimated loss impact:	9.10%
Lender servicing fee:	1.00%	Estimated return:	15.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2004	Debt/Income ratio:	21%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,465	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Kittenbee	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovate an apartment Unit
Purpose of loan:
Renovate a multifamily home (owner occ, 3 units, 3 bdrms ea)

I have no negative credit items, ever, take commitments seriously and am HR credit because of a high DTI due to mortgage. and because I have charged $7500 towards this goal already, which I will refinance.

According to
http://www.zilpy.com/US/New_Hampshire/Hillsborough_County/Manchester/
Median rent for a three bedroom apartment is $1,125, and the vacancy rate is 3.6% in Manchester NH.

I believe I will be able to charge at least $1000 per unit, with tenants paying their own utilities. I am presently occupying one unit with 2 roommates paying $400 / month each.

Monthly mortgage (including escrowed homeowner's insurance and local tax): $1692 (prepaid through October 2009)Upkeep   $200 / month estimatedSubtotal    $1922 / monthIncluding this prosper loan and some personal loans from family yet to be taken for three years, estimated costs  $2725 / monthPersonal Finances: (Monthly)

Salary    $3200 (gross) [presuming I earn no bonuses, which could be up to $10k / year, and have no raise. I am a top performer in my job role.
              $2600 (realistic take home pay after taxes, helth insurance, etc)

The house should be roughly cash flow neutral, even with the high level of debt associated with it.

My other monthly expenses look something like this:
Food/Dining $320
Entertainment $100
Savings for Retirement $500
"Rent" (to self) $200
Phone $60
Utilities $200
CC Payment $50  ($2500 left from a fixed APR for life offer)
I do not own a car
Subtotal$1430

Presuming that I had a $1000 bleed rate due to my housing investment, I should still be able to handle payments, even if I have forgotten something in my monthly analysis. I attempt to maintain a high savings rate, and will likely repay this loan ahead of schedule, just to inform lenders who may only be interested in people who will hold the loan to term. I would estimate that I will be able to repay the loan in 20 months, and no more than 24 months barring unforseen circumstances.

Feel free to ask any questions you feel are relevant.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	41%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	1y 5m
Amount delinquent:	$641	Revolving credit balance:	$1,879	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ingenious-fairness	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start my own business
Purpose of loan:
This loan will be used to? start a business

My financial situation:
I am a good candidate for this loan because?i'm a full time employe  and i know i can afford it

Monthly net income: $ 1600

Monthly expenses: $
  Housing: $ 300
  Insurance: $ 100
  Car expenses: $
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 100
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 250
  Other expenses: $ 150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	13%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$184	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	worth-squadron	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Medical Bill
Purpose of loan:
The main reason I need this loan is to pay off an unexpected Emergency Room bill.
I get 20% off the bill if I pay in full by August 6th.
Ironically my employee health coverage begins August 1st.

My financial situation:
I have been at my current job since October of 2008. My job looks fairly stable.
In the next month or so I will have a $500-$600 a month roommate to share expenses.

Monthly net income: $ 1000

Monthly expenses: < $ 2000
  Housing: $ 900
  Food, entertainment: $ 400
  Credit cards and other loans: $ 220 ($ 18,000 student loan)
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Insurance: $ 100
  Gas: $ 25
  Fun: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1998	Debt/Income ratio:	6%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	2	Total credit lines:	13	Length of status:	2y 0m
Amount delinquent:	$834	Revolving credit balance:	$221	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	calm-investment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to? This will be used for paying a few bills off.

My financial situation:
I am a good candidate for this loan because? I am going to have it directly paid out of my checking account monthly. And when things get better I will make higher payments to pay it off sooner.

Monthly net income: $ 1018.00

Monthly expenses: $
  Housing: $ 200.00
  Insurance: $ 30.08
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 35.95
  Food, entertainment: $
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 0
  Other expenses: $ 85.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$1,022.91

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1993	Debt/Income ratio:	11%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$374,487	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	proper-note	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Growth.
Purpose of loan:
Wharton MBA with 20 years executive experience leading businesses for IBM, Dow Chemical, J&J, Capital One, Bain & Co and Bank of America. This loan will allow me to reserve the rights to build a second location for an MD Assisted Weight loss franchise. I opened my first location 90 days ago (in Charleston, SC) and have been virtually sold out since Day 1. I have a group of investors for my first location and we are Cash Flow Positive this month - but cannot take money out of the business yet. Given that I have proven the profit potential of this business by rapidly getting to cash flow positive and creating a growing patient base of satisfied patients - I need additional capital immediately to lock up a second highly desirable market (based on demographics) where I have valuable contacts. Time is of the essence because there are a few folks evaluating that market and considering claiming the rights to develop it. In terms of loan alternatives - the market for unsecured credit lines is very tight right now, my Home's LTV is greater than 80% therefore a Home Equity Loan is not available and gaining an advance on our business' Credit Card transactions is far too expensive - therefore I figured I would try peer-to-peer lending and simply pass through the lending costs to my LLC.

My financial situation:
I am a good candidate for this loan because I earn +$400k W2'd income per year outside of this business, my employment and income are stable, I have one franchise location (where I am the 55% Majority Owner) that will be generating +$10k per month starting 4Q2009, and I have never been sued, arrested nor have I ever defaulted on any financial obligation in my life.

Monthly net income: $25,000

Monthly expenses: $ 13,361
  Housing: $ 5900
  Insurance: $ 300
  Car expenses: $ 1011
  Utilities: $ 800
  Phone, cable, internet: $ 350
  Food, entertainment: $ 1200
  Clothing, household expenses $ 1000
  Credit cards and other loans: $1800
  Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.39%	Starting borrower rate/APR:	22.39% / 24.66%	Starting monthly payment:	$191.96

Auction yield range:	17.27% - 21.39%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	2.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	42%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	19 / 20	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	9y 9m
Amount delinquent:	$1,058	Revolving credit balance:	$77,076	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	qsource	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$10,754.08	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying for graduate school
Purpose of loan:
This loan will be used to? pay off smaller credit lines, and school.  I am currently in seminary and i need to pay my bill in order to register for school in the summer and the upcoming fall semester.  This loan will give me some liquidity to meet bills at home and pay down some debt.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and try pay more than minimum.

Monthly net income: $ 5400

Monthly expenses: $
  Housing: $ 2602
Insurance: $ 150
  Car expenses: $ 423
  Utilities: $ 150
  Phone, cable, internet: $ 200
  Food, entertainment: $ 200
  Clothing, household expenses $ 300
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1975	Debt/Income ratio:	29%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	36y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,490	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Byebills56	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Dec-2007)
Principal balance:	$5,494.19	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to credit cards and loans

TSP                    $8100
Prosper               $5700

 I have not missed any payments with present loan.. With paying these two off I can save nearily $700 to put on other debt which slowly has decreased.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.17%	Starting borrower rate/APR:	7.17% / 9.24%	Starting monthly payment:	$92.86

Auction yield range:	3.27% - 6.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1998	Debt/Income ratio:	26%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$53,460	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	4mylittleindy	Borrower's state:	Washington	Borrower's group:	Government Employees
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$4,800.00	< mo. late:	0 ( 0% )	720-740 (May-2008)
Principal balance:	$2,931.72	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Making Progress
Purpose of loan:
The purpose of this loan is to pay off another credit card.

My financial situation:
I am a good candidate for this loan because I pay my bills. I am 29 and in the 11 years I have had credit extended to me, I have NEVER been late. I always pay my bills.

I have another Prosper loan that I have never been late and even paid a bit extra on when I've had it.

Here are some answers to some common questions:

My mortgage is fixed. My monthly net income is 3050.00

Expenses:
Mortgage 765.00 House taxes 175.00
Car (Ins./Fuel): 100.00
Phone/Net: 125.00
Motorcycle: 295.00
Utilities: 125.00
Student Loans: 175.00
Food: 150.00
Credit Cards (total): 650.00  Prosper Loan: 155.00Any extra money goes into my credit cards. I did have an unexpected medical bill that popped up but I have since paid that off. I am happy to pay interest to other people rather than the credit card companies. I will not default on my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.37%	Starting monthly payment:	$49.82

Auction yield range:	3.27% - 11.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	10.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-2003	Debt/Income ratio:	4%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,394	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	djp127	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TV replacement/Reinvest in Prosper
My Loan Profile Hello, A few days ago my television broke, and while it is summer right now and I don't watch a ton of TV I do know that football season is just around the corner and that means that it is time for a replacement. I don't imagine that I will end up spending over $400 - $500 on it. I have a relatively small apartment and have no need to go over the top on something huge and unreasonable. The remainder of the $1,000 that I don't use on the TV I will either reinvest in Prosper (I have been a lender here since late 2006 http://www.ericscc.com/lenders/djp127) or use to pay down a balance on a credit card depending on what my final prosper interest rate is. I am really looking forward to seeing how the borrower process works, since I am very familiar with the lending process. I am a good candidate for this loan because I always have and always will pay my debts on time. I work at a credit union, so I know how even the slightest credit mishap can mess up your credit score, and I will be sure that won't be something that I do. If you are curious, this is how my financial break down:
Income$2500Rent$695Food/Entertainment$300Car (gas/insurance)$200 (car paid in full)Other Stuff (bills etc)$350 If you have any questions, please feel free to ask. Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$32,381	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	LeoH	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RE Investor wants to make you $$$
Purpose of loan:
I am a real estate investor and I am looking for more finacial partners who may not have the time nor expertise for investing in real estate.  I have been an investor since 2003 and have recently become financially independent due to my 20 rental units that I currently have. With the market and banks being the way they are now, It has become challenging to find capital to fund the many deals that are out there. The picture of the property that you see is a deal currently in work...It's a 3BR/2BA all brick house that is currently assessed at $81,500 by the tax assessor of Houston County, Ga. We have it under contract for $35K. It currently has a tenant in it that has been there for 2 1/2 years and we extended her lease out til Sep 2010. The property is in a working class neighborhood and cashflows as it sits. I am trying to get funding and establish relationships with other finaciers to capitalize on many other deals that are out there. I am a cashflow investor and appreciation is just a bonus, but cashflow is a must. I invest in Houston County, Ga for the reasons of its' economic stability... Robins Air Force Base is the largest employer in all of Middle Georgia...And we're expecting an influx of people due to the base realignment.

My financial situation:
I am a good candidate for this loan because I have experience in investing in real estate and though the markets have tumbled, I have been able to quit my job and work at investing full time...This is my passion. I also hold a degree in business and graduate summa cum laude in 2007. I also served 8.5 year in the Air Force and am currently a member of the Georgia National Guard. I alos run a landscaping company that has revenues of over $80K a year. When I mention
 " Company takes care of," I am referring to my landsccaping company. If you would like to know more info, or interested in deals with me directly, email me at dineroboss @ gmail .com.

 Monthly net income: $ $4K+

Monthly expenses: $
  Housing: $ 200
  Insurance: $ Company takes care of
  Car expenses: $  Company takes care of
  Utilities: $ $150
  Phone, cable, internet: $Company takes care of
Food, entertainment: $400
  Clothing, household expenses $ 200
  Credit cards and other loans: $ Company takes care of
Other expenses: $  Company takes care of
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.28%	Starting borrower rate/APR:	18.28% / 20.49%	Starting monthly payment:	$544.40

Auction yield range:	17.27% - 17.28%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$24,547	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	campb391	Borrower's state:	Arizona	Borrower's group:	Michigan State University Students & Alumni
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,800.00	< mo. late:	0 ( 0% )	720-740 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Starting A New Business
Purpose of loan:
I would like to use this money to finance a new business I have developed. My Background and current business: I have been in the painting business for over 5 years now and have painted over 2000 homes.  I own a painting company in Phoenix and currently employ 7 painting crews, we are busier than ever!  We have been steadily profiting $4000 per week since the beginning of the year.

I am looking for a loan to develope a website related to the painting business.  This will be a very complex lead generating website bringing homeowners and painting companies together on the internet.  With my experiance in the painting business I know this idea will succeed.  My website will be one-of-a-kind and will revolutionize the way bidding and sales are done in the painting business.  Of course I cannot say too much about it since the website is not finished yet!

The website will cost me $12,000 to develope and the other $3000 of this loan would be used for the first few months advertising expenses.  My monthly advertising expenses with this business will not exceed $1000/month and my revenue will not be under $1400.  I expect to turn a profit after month 1.

My financial situation:
I am a good candidate for this loan because I have over $100,000 in business savings with my business.  I would have no issues paying this loan back.  Why not just take my own loan you ask???  I prefer to keep the two businesses as separate entitys and to have the cash-flow in my painting business if I were to ever need it in an emergency.

Monthly net income: $6000 +$500 Car Allowance + $650 Rental Income

Monthly expenses: $ 4000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1990	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	21y 11m
Amount delinquent:	$3,109	Revolving credit balance:	$4,671	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	meyouus	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$885.18	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Tying up some loose ends
Purpose of loan:
This loan will be used to? tie up some loose ends with a few bills.

My financial situation:
I am a good candidate for this loan because? I have had the same job as a high school teacher and football coach for the past 21 years.

Monthly net income: $ 3600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$166.07

Auction yield range:	3.27% - 11.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	10.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1992	Debt/Income ratio:	22%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,240	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Vermonter	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	23 ( 100% )	780-800 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	740-760 (Apr-2009) 720-740 (Aug-2008) 760-780 (Jan-2008) 740-760 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Loan to Invest
20:00Purpose of loan:
Let's try again.

Are there still members willing to lend? What type of community do we have here now?

If funded, I will pay off one small personal loan & invest the balance.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$220.56

Auction yield range:	14.27% - 32.00%	Estimated loss impact:	15.47%
Lender servicing fee:	1.00%	Estimated return:	16.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1993	Debt/Income ratio:	18%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	16y 6m
Amount delinquent:	$3,918	Revolving credit balance:	$47,657	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	inlikeflynn32	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan: Pay off high interest Credit Cards
This loan will be used to?

My financial situation: Both me and my wife work in the financial services industry. I have been with the same firm for 7 and a half years.
I am a good candidate for this loan because?

Monthly net income: $ 12900 not counting end of the year bonus

Monthly expenses: $
  Housing: $ 4000
  Insurance: $ 213
  Car expenses: $ 900
  Utilities: $ 300
  Phone, cable, internet: $ 100
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.02%	Starting borrower rate/APR:	10.02% / 12.13%	Starting monthly payment:	$64.55

Auction yield range:	4.27% - 9.02%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$166	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cctheone	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up for Part-time Business
I currently work at a large corporation and looking to start a part-time business on the side. I want to start a billiards hall with about 3 pool tables. The location is perfect where it would be located over a wild wing cafe and other restaurants.  The area is a university area and the volume of people flowing in this location is high.  The university is one of the largest schools in the state with a great number of potential customers. A place for college students and young professionals can go and play pool in a relax, fun environment is underrepresented in the area. The fund will cover the tables, tvs, chairs, decoration, lighting, sound system and first few rents. I plan to expand the business to serve alcohol and soul food as the business customer base expands.  Just having an average of 12 customers a day paying for an hour of pool at an average fee of 7/hour will generate enough revenue to cover rent, utilities, loan payments and other expenses each month. I am a recent graduate with a business degreee with honors, so I understand business and being a young professional, I know what college students want in a place to go to have fun. I also will be working at my current position until the business grows to support me. I have excess income each month to repay the loan in case the business is not as successful as plan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1987	Debt/Income ratio:	45%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,847	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
GURANTEED PAID 100% BY MARCH 2010
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.   to be able to make 1 payment a month instead of 8.  I would like to obtain a debt consolidation loan and clean up my own mess..  Please!!! Please!!  At this point I am not picky about the interest rate...
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..

My husband & I will be married 25 years in the year 2013.  My goal is to get myself financially able to purchase him a 1966 Ford Mustang as a surprise Annverisary present.  by obtaining this loan, I will be able to roll some items into one payment instead of 8..

the only reason is show up as HR is because of a business credit card that shows up in my name too..  It is always maxed out and paid every month.

thank you

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a our own business and he brings home approx $120,000. Monthly net income: $ 2500 mine  12500 combined
Monthly expenses: $
Housing: $   2,100
 Insurance: $  150
Car expenses: $  530
Utilities: $  300
 Phone, cable, internet: $  250
 Food, entertainment: $  500
 Clothing, household expenses $  150
 Credit cards and other loans: $  810.00
  Other expenses: $  100    (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6-7 months..  and this on will be paid in full by March. 2010.

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$89.68

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1995	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,453	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	workingstiff07	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
trying to pay off bills
Purpose of loan:
This loan will be used to? pay off  some bills consolidate

My financial situation:
I am a good candidate for this loan because? I always pay bills on time

Monthly net income: $ 1324

Monthly expenses: $
  Housing: $ 171.50
  Insurance: $ 42
  Car expenses: $ 233.00
  Utilities: $ 54.00
  Phone, cable, internet: $ 60.00
  Food, entertainment: $ 100
  Clothing, household expenses $ 75.00
  Credit cards and other loans: $ 383.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,450.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,060.79

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1982	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$61,452	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-architect	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Supplies for Holiday Season
Purpose of loan:
This loan, which we budgeted carefully, will be used to build our financial services practice during the fall/winter season.  It will go towards providing financial seminars for women and minority groups in the NY-area (which includes room rentals and workshop equipment), as well as for supplies and marketing expenses.  Our business supports a good cause in that we're teaching underrepresented groups about budgeting and saving, in addition to targeting higher net worth clients.

My financial situation:
I am an excellent candidate for this loan because I have the income to support paying it back.  I also have a strong track record of paying my bills on time.  I have an ivy-league background, and have worked in this financial services business for over a decade.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1992	Debt/Income ratio:	16%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,664	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jmstgeorge	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008) 700-720 (Mar-2008)
Principal balance:	$3,256.34	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Inclusive Catholic Parish Community
Purpose of loan:

This loan will be used to continue the work of our year+ old established Catholic parish community to promote and outreach to our community. We will also use these funds to purchase new chairs and needed equipment and to relocate to our own space! We have grown from start-up to 80 members in about a year and a half and we continue to need more space and parking. We have exceeded our first year projections and our new budget for the coming fiscal year is almost $72,000. Please visit us at www.mySaintMiriam.org for more information and to see us!

We are a 501(3)( c) NP Religious Organization with all proper paperwork filed with the Federal and State Government. Our services began 3/27/08. Our year end is June 30.

At the hospital where I serve as trauma chaplain, at least several times each week, I am often called to sit with dying patients and their families. Many of these folks were born and raised Catholic, yet had no clergy to come. Sadly, many of these people have no priest of their own and I find it is often left to me to bring them reconciliation and sacramental presence. Now, Saint Miriam offers such a place and it has been well received! We have much media attention and we are excited and work very hard! We also have a transparent policyw ith finances so any member knows exactly where each dollar is spent. Our pastor still take no salary and works three jobs to enable us to grow before adding any salary burdens.

Saint Miriam is now a reality and we are growing! We currently share space through a rental agreement in the Roxborough section of Philadelphia at 4101 Freeland Avenue, Philadelphia, PA 19128. We are ready to move into our own space by year's end.

My financial situation:

I am a good candidate for this loan because I am an ordained Catholic priest and have strong credit with no late payments. My debt ratio limits my rating only because of loans to start parish and attend seminary/debt load. I have strong ties to community, the backing of my bishops, I am pastor of a fully operational parish, and the parish was established with limited outside help. I am completely invested spiritually and financially in her success. Our parish is a Catholic community, but liberal and inclusive to allow persons who feel rejected from the mainstream churches, e.g. Roman Church to have a home. We will repay the loan through donations and board financial commitments as we grow. I also have the ability to pay the loan terms if the venture fails. We have a strong and vested parish board, including a treasurer and 11 other members. We have legal, banking, and accounting firms full engaged for oversight and advise. We have been current on our current load and never miss a payment! We are ready to grow with your help!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 20.11%	Starting monthly payment:	$722.05

Auction yield range:	14.27% - 16.90%	Estimated loss impact:	14.74%
Lender servicing fee:	1.00%	Estimated return:	2.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2004	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,666	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-independent-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidated credit card debt and student loans.

My financial situation:
I am a good candidate for this loan because I have a steady job, never being late with payments and the only reason why my my credit score went down was because my credit card debt is so high. The interest rates are too high so I'm paying more interest rate then principle and its taking forever to pay it all off.

Monthly net income: $ 62,000

Monthly expenses: $
  Housing: $ 1,200
  Insurance: $ 0
  Car expenses: $0
  Utilities: $ 49.50
  Phone, cable, internet: $ 35
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.92%	Starting borrower rate/APR:	21.92% / 24.18%	Starting monthly payment:	$381.49

Auction yield range:	8.27% - 20.92%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	22%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,204	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	expectations	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Update kitchen and bath
Purpose of loan: This loan will be used to update the kitchen and bath in my new home (almost 100 years old).  Some plumbing and electrical repairs / updates were just made, in addition to purchasing a new boiler.  I would like to settle comfortably in my kitchen and bath in my new home before winter.  My financial situation: I am a good candidate for this loan because I have the ability to repay and will repay this loan, despite being rated a C for a 780 score.  A 780 used to bring an A rating.  However, I do understand the need for restructuring lending practices.  Sorry for digressing.  I just need a little boost with the kitchen and bath since I just paid out of pocket for some much needed repairs and updates.Monthly net income:    $ 4000 Monthly expenses:       $ 3000

Housing; Utilities; Phone / Internet ; Transportation / Insurance; Food / Grooming / Miscellaneous; Charity; Student Loan; Credit Card

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.97%	Starting borrower rate/APR:	16.97% / 19.17%	Starting monthly payment:	$285.10

Auction yield range:	6.27% - 15.97%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1999	Debt/Income ratio:	28%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$20,028	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	successful-peace	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Honeymoon and House Improvments
Purpose of loan:
This loan will be used to pay off the final chunk of our Honeymoon debt along with being used on home improvements for the year.

My financial situation:
I am a good candidate for this loan because I have always been good with money. My credit score is a 725+. I pay off loans as quickly as possible. I have a very solid footing in my career and own my own home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$201.61

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,742	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	greenback-hot-rod	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying car for my family.
Purpose of loan:
This loan will be used to? buy a 1996 for bronco, it has a rebulit motor, trans, and in exellent contdtion, this well be to help out my family.

My financial situation:
I am a good candidate for this loan because? I repect the fack of what a loan is it is a opertuntiy that somone gives you to help you out. I can't tank you wonderful people enough it mean alot that we have great people like you guys out thier today. i have a good income even that i am not working at the moment but well have a full time job with then 30day as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.76%	Starting monthly payment:	$47.99

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,438	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	red-magnetic-credit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off two of my high interest credit cards and not have to worry about paying even more on interest because of the both of them.

My financial situation:
I am a good candidate for this loan because i always make my payments on time, i work full time and make enough to pay for this loan. I just needed this money to get this credit card stuff taken care of sooner than later.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 21.79%	Starting monthly payment:	$36.18

Auction yield range:	8.27% - 17.05%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1987	Debt/Income ratio:	26%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,334	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsibility-dynamo	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new set of tires
Purpose of loan:
This loan will be used to? buy tires for my car.  I don't want to use a credit card.
My financial situation:
I am a good candidate for this loan because? I pay all my debts on time.  I value good credit.

Monthly net income: $ 3,000

Monthly expenses: $
  Housing:
  Insurance: $ 108
  Car expenses: $ 320
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $ 400
  Clothing, household expenses $
  Credit cards and other loans: $ 1000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$481.09

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1995	Debt/Income ratio:	49%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,362	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gocardinals2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,975.00	< mo. late:	0 ( 0% )	640-660 (Feb-2007)
Principal balance:	$2,619.68	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
1st prosper loan almost paid off!
This is will be our families third prosper loan ? this time it is to pay off debt incurred while my wife finished her master?s degree.

We have borrowed twice before from prosper almost three years ago. We have made every payment on time and are due to close those loans December 4, 2009 and March 12, 2010. Our prior track record is spotless. See our previous loans:

http://www.prosper.com/invest/listing.aspx?listingID=59668
http://www.prosper.com/invest/listing.aspx?listingID=103342

Background: We are both low risk professionals with 0 deliquencies looking to payoff debt within 36-months without having to refinance our house. This debt was incurred from my wife finishing her master?s degree at a private institution this year. I am an assistant district (prosecuting) attorney, my wife has been a school teacher for the past 12 years now. We own our own home (mortgage) and reside in one of the lost cost areas in the country, Missouri. We are both in stable government jobs that are recession-proof.

These are the accounts we are going to payoff with this loan:

MBNA: 8300
CAPITAL ONE: 2000
TARGET VISA: 1600
TOTAL: $12,100

Salary: 60,000/yr gross
Wife: 40,000/yr gross

Net Income: 5800/month combined

Fixed expenses:
Housing (mortgage utilities) 1,300/month
Transportation (two car payments) 800/month
Student Loans 500/month (Fed loan of 300 not included)
Prosper Payment (Wife): 287.14/month (completed December 4, 2009)
Prosper Payment (Mine): 343.15/month (completed March 12, 2009)
Minimum CC Payment remainder: 300/month

Net income less Fixed expenses = 2300/month (with prosper loan)

Debt to equity ratio is so high due to student loans in excess of 100,000. Loan is listed at the aggregate interested rate of credit cards to be paid. Hope it goes lower!!!

You won't be disappointed with our performance over the next 36-months. Look at our previous history with prosper. All information is verifiable upon request. Please email any questions or comments. Thanks for looking.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$379.33

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1997	Debt/Income ratio:	15%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$20,145	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	godoloju	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest CC
Debt consolidation & paying off high interest credit cards.

Introduction rate expired on my CC and I would like to pay it off due to the ridiculous high interest rate. Current credit markets have made it more difficult to bounce from intro to intro so I'm just going to pay off some debt!

I've been a lender on Prosper for many years, this is my first time being a borrower!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$356.53

Auction yield range:	8.27% - 16.00%	Estimated loss impact:	6.86%
Lender servicing fee:	1.00%	Estimated return:	9.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1993	Debt/Income ratio:	22%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$95,463	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gold-professor	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of the bank!
Purpose of loan:
This loan will be used to consolidate credit card debt from banks that no longer seem to appreciate doing business with someone that pays their bills.  It would be great if this type of P2P lending could take over the world!  My credit score has actually dropped by almost 100 points over the last 6 months due to shrinking credit lines from banks without EVER missing a payment!  I am attempting to rid myself of them forever.  I am getting on the debt free plan.

My financial situation:
I am a good candidate for this loan because I have stable employment with more than average income that is verifiable.  I have a great repayment history with no late payments, EVER.  My current score is based solely on open lines of credit with respect to their balances.  Like I said, I am getting rid of them.

Monthly net income: $6,000

Monthly expenses: $4000
  Housing: $1500
  Insurance: $135
  Car expenses: $522
  Utilities: $300
  Phone, cable, internet: $100
  Food, entertainment: $400
  Clothing, household expenses $0
  Credit cards and other loans: $1000
  Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	27.96%	Starting borrower rate/APR:	28.96% / 31.32%	Starting monthly payment:	$125.65

Auction yield range:	14.27% - 27.96%	Estimated loss impact:	15.98%
Lender servicing fee:	1.00%	Estimated return:	11.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1998	Debt/Income ratio:	29%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$29,372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bigred3368	Borrower's state:	Michigan	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	(Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Pay off high interest cards
Purpose of loan:
This loan will be used to?pay off high interest debt

My financial situation:
I am a good candidate for this loan because? this is my second prosper loan. I have already paid off the first.

Monthly net income: $ 2600

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 50
  Car expenses: $ 80
  Utilities: $ 180
  Phone, cable, internet: $ 130
  Food, entertainment: $ 100
  Clothing, household expenses $
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1973	Debt/Income ratio:	49%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	65	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,994	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%
Delinquencies in last 7y:	49	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dollarseekscents	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007)
Principal balance:	$537.44	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
to refiance and lower interest paid
Purpose of loan:
This loan will be used to?Ease budget and lower amount of interest being paid.

My financial situation:
I am a good candidate for this loan because?I have paid my bills on time, and have no problem with that.

Monthly net income: $ 1191.00

Monthly expenses: $1051.00
  Housing: $ 281.00
  Insurance: $125.00
  Car expenses: $ 000.00
  Utilities: $40.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $150.00
  Clothing, household expenses $ 25.00
  Credit cards and other loans: $ 300.00
  Other expenses: $ 30.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.52%	Starting borrower rate/APR:	20.52% / 22.76%	Starting monthly payment:	$935.73

Auction yield range:	8.27% - 19.52%	Estimated loss impact:	6.65%
Lender servicing fee:	1.00%	Estimated return:	12.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1984	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,536	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	magical-coin	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To Expand Investment Advisor Bus
Purpose of loan:
This loan will be used to?Growth my investment advisory business. My wife and I started our investment business in 1997 and since then have grown it to about $45 million in assets undermanagement and 40 clients. We now have the opportunity to add two experienced investment professionals and to grow the business. Current revenues are approximately $200,000. Our revenue growth objective is to increase it to $500,000 over the next 18--24 months and to $1 million in five years. We believe we will be implementing an aggressively and expanded business development efforts (including the addition of the two new professional who enjoy seeking clients). Second, we've hired an independent outside business development firm to introduce the firm to the large pensions, unions and endowments. We believe we will be able to compete in the highly competitive institutional arena because we have an excellent long-term investment track record and an attractive and sellable investment process.

My financial situation:
I am a good candidate for this loan because?steady revenue streams. An advisory business provides stead and consistent fee revenue with little in the way of fixed overhead other than employee compensation. Which in a pinch the principals could forego for a period of time to meet loan payments, if need be. However, we have budgeted loan payments of this size into our opperating budget will ample cash flow to spare without taking into consideration any potential new business that the firm will develop over the next few years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$501.64

Auction yield range:	17.27% - 18.99%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$911	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MarcCL13	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$9,800.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
2nd Loan, Consolidate Debt
Purpose of the LoanThis loan will be used to consolidate all of my business debt. I have a credit score over 700 on all three major credit reporting agencies and an excellent repayment history.Prosper has determined my credit score to be HR because of my current debt situation. I have loans and credit cards balances that are driving my credit score and credit worthiness down. I am going to use this Prosper Loan to payoff all of that debt into One Payment with a Lower APR. This is my second Prosper Loan. I was able to pay off the first loan in less than a year. My Financial SituationI am a good candidate for this loan because I own a stable, productive, and growing business, established in 2001. My business specializes in web design, internet marketing, and retail sales. My current income is more than adequate to repay this loan in a timely fashion. My business is growing, which will increase my earning potential.I have also taken the time to work the numbers, and I am only asking for the amount of funds that I need to pay-off and consolidate my remaining bills, expand my business, and have a small emergency fund to protect myself from unexpected circumstances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$255.06

Auction yield range:	17.27% - 35.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2003	Debt/Income ratio:	20%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$196	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Sweetnez04	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funeral
Purpose of loan:
This loan will be used to help pay some of my wedding expenses

My financial situation:
I am a good candidate for this loan because after filing for bankruptcy 9 years ago at this point (b/c of a misfortune that occured when I was young), I have been able to maintain good credit. Despite what the "E" credit grade here, I have a FICO score of 692 to 709, depending on which buearu. But b/c of some errors that are currently being removed, I am assuming that is the reason prosper gave me such a low grade.

I am looking to build my credit even further than I have since filing for BK 9 years ago and have a steady and secure local government job that as afforded me many things. In the unfortunate death of my grandad, I am in need of a loan to help with the funeral arrangements and to help my grandmother and mom pay off some lingering bills.  Your help will be such a blessing!

Monthly net income: $ 3875
Monthly expenses: $
  Housing: $ 0
  Insurance: $ 175
  Car expenses: $
  Utilities: $ 0
  Phone, cable, internet: $ 85
  Food, entertainment: $ 40
  Clothing, household expenses $ 80
  Credit cards and other loans: $ 800
  Other expenses: $ 420
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1983	Debt/Income ratio:	41%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	30 / 24	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	60	Length of status:	25y 11m
Amount delinquent:	$237	Revolving credit balance:	$104,358	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Teener	Borrower's state:	Arizona	Borrower's group:	Preferred Professionals
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 82% )	600-620 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	2 ( 18% )	660-680 (May-2009) 640-660 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
1st Prosper Loan PD! Pay CC's off!
Purpose of loan:  To consolidate bills

I paid off my last Prosper loan in a year or less.  However, I used most of my savings to do so, thinking I would be ahead in the long run.    Then some of the credit cards that I had, increased their payments and interest rates and lower my available credit.   Due to some bad luck the first of the year I had to take a couple of  payday oans out to to get car repairs done and now find myself losing money every month on them..  I want to pay off the rest of the high interest cards.  I also paid off my vehicle this year so it would be great to stop wasting money on interest for the credit cards.  I'm really working toward being able to have my husband retire next year and need to get the rest of the payday loans and CC's out of the way in order to make that happen.

My financial situation:(explain why you are a good candidate for paying back this loan)

I've worked for the same company for 25 + years.  The only reason my credit rating is lower than should be is that I have too much credit.  Until recently I had always paid on time and I still have never dfaulted on any loan.   In addition, I have been married for 37 years and my husband has an income.  He makes the mortgage payment and pays his own bills.  My debt to ratio is not as high as indicated because his income is not counted as part of mine, but our joint creditors are.In addition, we have a rental property which has an income of $925.00 and has been rented to the same party since we bought it in 1998.  The mortgage on the rental is $713.00 so we make an extra $200.00 off of that.  We could try and refinance the rental but then it would be another 20 years of paying off.  That's why this is such a good program because you are paid off in 3 years.  The mo

I want to pay off the following credit cards:

Citicards  $3000.00  currently 29% (160.00)
Thinkcash $3000.00 currently 32%  (398.00)
Couple of payday loans  $1000.00

Monthly net income: $ 5100.00.  (includes the rental property, but not my husbands's income of 2500.00)

Monthly expenses: $ 3317.00
  Housing: $ 713.00
  Insurance: $ 80.00
  Utilities: $ 200.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: 300.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 1000.00
  Other expenses: $ 300.00
Truck payment:  $324.26
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$110.28

Auction yield range:	17.27% - 32.00%	Estimated loss impact:	26.88%
Lender servicing fee:	1.00%	Estimated return:	5.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1989	Debt/Income ratio:	24%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	3y 1m
Amount delinquent:	$5,165	Revolving credit balance:	$2,931	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	spokanemom	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Oct-2008) 620-640 (Sep-2007)
Principal balance:	$1,536.01	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Please Help Pay Off My Debt
Purpose of loan:
I am a single Mom with 2 boys. I have a great job and it is very stable. I have recieved two raises since I started 3 years ago. I want to get these credit card bills paid so I can do more for my kids.

I will be using this loan to consolidate my revovling debt. I need to get my payments down and get rid of these old bills as quickly as I can. I currently have a prosper loan and have made all my payments on time. I hope I have shown that I would be a great canidate for this loan. I would rather pay my intrest to people who are willing to help others than to a bank. I had this loan completly funded right before the Quiet Period but the money did not transfer in time so it was cancelled. So I am trying again. I have been through a lot and my credit has been through the ringer. Prior to my husband and I splitting up in 2001 my credit was fantastic. I would like to rebuild and get back to that point. Because I left my husband I show his debt and mine. He is currently paying the debt that is deliquent through a garnishment.

My financial situation:

I truly want to change my situation. I am current on my car payments, credit card payments and prosper payments. I just want to consolidate and get rid of the bills.

Monthly net income: $ 2200 (work) $900 (child support)

Monthly expenses: $
  Housing: $ 450
  Insurance: $ 110
  Car expenses: $ 560
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 400
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 325
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$672.61

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	28%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	29 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	131	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$73,481	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	arthurrobinson	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrading windows in home
Purpose of loan:
This loan will be used to remodel my home to install LOW-E energy efficient windows.  I will use the remainder to install a fence in my backyard and create a play area for my 2 1/2 year old to play in safely.

My financial situation:
I am a good candidate for this loan because I have a decent credit score, and make good money.

Monthly net income: $ 11,566

Monthly expenses: $
  Housing: $ 250
  Insurance: $ 200
  Car expenses: $ 557
  Utilities: $ 202
  Phone, cable, internet: $ 101
  Food, entertainment: $ 300
  Clothing, household expenses $ 250
  Credit cards and other loans: $ 500
  Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$196.61

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1988	Debt/Income ratio:	22%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	25 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	50	Occupation:	Nurse (RN)
Amount delinquent:	$882	Revolving credit balance:	$23,536	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	leverage-guard7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Over
Purpose of loan:
This loan will be used to?
I am a single mom and full time nurse.  I have worked for Childrens Hospital in Cincinnati for over ten years.  We are an inner city clinic, outpatient site that serves poor mothers and children.  At this time I am being forced to move out on my own and separate from my husband.  I would use the loan to consolidate some bills into lower payments and for a first months rent and deposit.  I really hope someone will consider my loan.

My financial situation:
I am a good candidate for this loan because?
I am a hard worker and have had steady employment for over ten years.  I make a good wage and I have the ability to make timely monthly payments without a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2001	Debt/Income ratio:	24%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,301	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	active-auction	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate and Payoff Debts!
Purpose of loan:
Consolidate and payoff debts.

My financial situation:
I will be more than able to pay this back. I'm currently paying over $700/month on high interest credit cards and loans and need to pay this down and consolidate everything.

Monthly net income: $ 4,100

Monthly expenses: $
  Housing: $ 1100
  Insurance: $ 80
  Car expenses: $ 303
  Utilities: $ 50
  Phone, cable, internet: $ 50
  Food, entertainment: $ 250
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 700
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1999	Debt/Income ratio:	42%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,447	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	STAFINN	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 620-640 (Apr-2008) 600-620 (Mar-2008) 580-600 (Nov-2007)
Principal balance:	$3,836.73	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Consolidation and Refinancing
Purpose of loan:
This loan will be used to?
Pay for my sons hockey for this year and pay off a credit card
My financial situation:
I am a good candidate for this loan because? I have made all payments on time for my current loan and have not been late on any of my other payments

Monthly net income: $ myself(900.00) Husband (3200.00)

Monthly expenses: $ 3520.00
  Housing: $ 1200.00  Insurance: $ 120.00
  Car expenses: $ 400.00
  Utilities: $ 250.00
  Phone, cable, internet: $ 150.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $ 200.00  Credit cards and other loans: $ 900.00
  Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	35%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$278	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	27%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	captaincaveman2	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2009) 620-640 (Jun-2008) 620-640 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Refinancing My cobolt
Purpose of loan:
This loan will be used to refinance my 2006 Cobolt.My payment are $336 Mo.But pay $500.a Mo.Apr is at 16.99

My financial situation:
I am a good candidate for this loan because  ,I'm not late on bill.I'll have no problem paying back the loan.
I would also like to mention that i'm also a lender.Not if that will help get the loan.but i know how it is on that side
Monthly net income: $800 paycheck $1200 in tips

Monthly expenses: $
  Housing: $ 545
  Insurance:  $208
  Car expenses: $ 336 but i pay $500  Utilities: $ 25
  Phone, cable, internet: $ 60
  Food, entertainment: $ 100
  Clothing, household expenses $
  Credit cards and other loans: $ Paid off
  Other expenses: $N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.35%	Starting borrower rate/APR:	18.35% / 20.56%	Starting monthly payment:	$272.46

Auction yield range:	17.27% - 17.35%	Estimated loss impact:	18.96%
Lender servicing fee:	1.00%	Estimated return:	-1.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,243	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	elegant-treasure	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Expansion
Purpose of loan: My company is off and running already, I am almost finished with the expansion (self funded) and I need follow-up funds to complete the new websites (with pre-sales).
This loan will be used to?Help fund the finishing of three major expansion points. My company is already in charge of some major advertising accounts and we are finishing the expansion into a new website advertising network with pre-sales.

My financial situation: I have self-funded this company from day one. We have been open for 15 months and control the marketing for some major companies. We do cash flow but I am running out of personal funds to finish my multiple expansion points. The company is based on me, plus I have 2 other employees so far.
I am a good candidate for this loan because? This company will excel in all areas we are in. Our clients see huge results in their marketing and namely their websites. These expansion points open up for-sale advertising sites that already have pre-sales. We just need to finish them. We are a new company so funding is hard and self funding is getting more than I can handle. My background is 7 years as a GM for a 4 star resort, Chairman for Marketing on a Chamber of Commerce, I run the marketing now through my company for both the resort and the chamber as well as a top golf course. WE WILL MAKE IT... This expansion is the first marketing we have done for our company and out of the 65 packets that were sent two days ago, 21 were requested. We will be growing. We also have 2 partner buy in options waiting for our expansion to complete. We are in new waters for the industry with very positive signs. I would also look at lower funds but small funding will not finish these projects.

Monthly net income: $ 8500.00 prior to expansion

As far as our expenses, I have not taken money out of the business at this point (beyond repayment) I will continue to work on zero wages until we finish the expansion?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	0 / 0	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	4	Length of status:	0y 8m
Amount delinquent:	$557	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MySchoolfunds	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?continue my education at my Local Community college

My financial situation:
I am a good candidate for this loan because?   I have been going to college on my savings and have no other means to continue without some type of loan assistance since being laid off its very fustrating with the economy the way it is

Monthly net income: $ 800 to 1000

Monthly expenses: $
  Housing: $ 250
  Insurance: $ 130
  Car expenses: $130
  Utilities: $ 25
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	25y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,642	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rapid-loot	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and install
Purpose of loan:
This loan will be used to?
Pay off credit cards and installment loans.
My financial situation:
I am a good candidate for this loan because?
I have sufficient income to pay the current debt, but
would like to lower the interest rates so I can pay them off faster.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	63	Length of status:	29y 6m
Amount delinquent:	$40	Revolving credit balance:	$151	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	independent-return	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home impovement
Purpose of loan:
This loan will be used to?
    Make some home improvements to accomadate a wheelchair access in my bathroom.
My financial situation:
I am a good candidate for this loan because?
    I have paid off numerous loans and have a great history with big loan amounts not going to default.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$824.64

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1992	Debt/Income ratio:	21%
Credit score:	840-860 (Jul-2009)	Current / open credit lines:	32 / 31	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,484	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	durability-fox	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital / Start-up Expense
I am currently a partner with a medium-sized (45 attorney) Denver law firm.  One of my partners and I are starting our own firm.  There are start-up costs associated with the new firm, including office furniture, computer hardware and software, library, and initial marketing/advertising and web design.  My partner and I will each be putting in capital, but will need additional funds to pay for some of the start-up expenses.  We will have billings from day one, but it will take 45-60 days for payments to start to be collected.  We will need this financing to bridge the gap.

I am a good candidate for a loan like this as I have a good credit score and I have a book of existing business and a solid history of business development and billings that would indicate that our firm will be a success from day one.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1990	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$43,180	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	brightest-kindness-web	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest LOCs
Purpose of loan:
This loan will be used to consolidate my debt, pay off high interest lines of credit, and close the accounts.

My financial situation:
I am a good candidate for this loan because I am able to pay my bills on time, and often more than the minimum amount.

Monthly net income: $ 5833

Monthly expenses: $
  Housing: $ 1669
  Insurance: $ 121
  Car expenses: $ 360
  Utilities: $ 75
  Phone, cable, internet: $150
  Food, entertainment: $ 200
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 850
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.92%	Starting borrower rate/APR:	21.92% / 24.18%	Starting monthly payment:	$953.73

Auction yield range:	8.27% - 20.92%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1993	Debt/Income ratio:	48%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,968	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	entertaining-responsibility	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the Credit Cards
Purpose of loan:
This loan will be used to pay off credit card debt. I have been trying for a few years to get all of my credit cards paid off through debt consolidation companies, but because I have never missed a payment, I don't qualify. This is so frustrating because I just want to get my affairs in order and pay off existing debt. I feel like I am being punished because I have been paying my payments on time. I currently have a consolidation loan but I am paying way too much in interest and the term is 9 years. I would really like to have this behind me before then. I don't want this hanging over my head for so long. I would use this loan to pay off the current high interest loan. I made some bad decisions in college and I don't want them to haunt me anymore. I just need a little help.

My financial situation:
I am a good candidate for this loan because I am very responsible in making payments. As said before, in all the years, I have never missed a payment and have always kept my accounts up to date. I am very good at budgeting with what I have every month. I own a home, car, etc. I am trying to get my life in order and really want to pay off those credit cards. I feel like I keep getting behind because the interest on unsecured loans is so high and I cannot seem to pay against the principal. Plus, the economy is not at its best, so that is not helping my situation as far as banks lending money. I am anxious to pay off my debt and would appreciate your consideration. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	32	Length of status:	4y 9m
Amount delinquent:	$223	Revolving credit balance:	$4,480	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	LHMotors	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
We are inventing in GPS Locators!!!
Purpose of loan:
This loan will be used to? Buy GPS Locator units to install in our vehicles that we finance to secure payments and cash flow. This device what it does it help us locate and disable a car in case we need to reposses and it remainds  the buyer of payment dates.

My financial situation:
I am a good candidate for this loan because?I will be investing in my business, which currently is very profitable, the used car sales have been risen since the issues of the new car business. Also it will help us locate our inventory with out the use of repo men and save us some money.

Monthly net income: $ 4500

Monthly expenses: $
  Housing: $ 1000.00
  Insurance: $ 130.00
  Car expenses: $ 0
  Utilities: $ 200.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 200.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	51%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$78,011	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thrilling-leverage	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
to pay off credit card debt that has accrued due to to my wife losing her job (she is now employed however at a greatly reduced salary compared to her previous emplyment). The interest rates were maxed out because we were late on a couple of payments and the new credit card legislation that will limit those companies ability to raise rates. We were making quite a bit of money so the debt we carried wasn't of great concern at the time. We had  just as we started paying off our debt (we paid 2 cards off)  when she lost her job. We used the cards to get by.
My financial situation:
I am a good candidate for this loan because? I have been employed in the same position for 9 years and my wife is once again employed with a solid company and that was established in 1968. Even though my wife who made almost double my teacher's salary was laid off we were never late on mortgage, car payments etc. Even through tough times we kept up our payments. We just need a break on the huge interest payments we are paying to the credit card companies.

Monthly net income: $ Mine $3,800 and Wife is $3, 3200

Monthly expenses: $
  Housing: $ 1400  +$400 HELOC
  Insurance: $ paid benefit
  Car expenses: $ $300 gas and insurance, $450 loan
  Utilities: $ 250
  Phone, cable, internet: $ 250
  Food, entertainment: $ 700-
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1,000 /mo
  Other expenses: $ pet $75, $200 student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	14.27% - 18.00%	Estimated loss impact:	15.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	32%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,209	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Z-Fire	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008)
Principal balance:	$5,353.57	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Lower payment for my Prosper loan.
Purpose of loan:
This loan will be used toget a new Prosper loan at a lower rate.

My financial situation:
I am a good candidate for this loan because I have a stable job and never missed a Prosper payment.

Monthly net income: $ 2,400.00

Monthly expenses: $ 1685
  Housing: $ 1000
  Insurance: $ 130
  Car expenses: $
  Utilities: $ 80
  Phone, cable, internet: $ 95
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 380
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 6	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	23	Length of status:	4y 9m
Amount delinquent:	$5,538	Revolving credit balance:	$9,935	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mrbenz44	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off a Car Title Loan
Purpose of loan:

This loan will be used to pay off a car title loan that totals $11,000.  The twice monthly payments I make are all interest so I would like to payoff this debt with a loan where I am also bringing down the principal.

It was more than 3 years ago and here in AZ, the real estate bubble was showing the early signs of where it is today so I wisely decided not to tap the equity in my home.  A car title loan seemed liked a viable option for me since I had, and still do, a paid for, 2000 M-Benz sedan.  As I was just coming off a 12-month non-compete agreement, I needed capital to cover expenses while ramping up the business.  While this loan has worked out very well for me, it's also costing me an arm-and-a-leg in interest and my bi-monthly payment totals $540 while not making a dent in the principal.  I have only been able to lower the principal by making a larger payment than is required.

My financial situation:

 I am a good candidate for this loan because I can afford it as shown over the last 7 years in the way I am never late or delinquent in paying any debts I have (i.e. mortgage, utilities, phone, credit cards, car title loan, etc).  I have been an Executive Recruiter for 27 years and self-employed for 21 of those years so I am neither a career nor job hopper of any sort.

ALL the blemishes on my credit are from 2000 and 2001 when I was living off my credit cards due to a down stock market and then 9/11, which adversely affected the 401-K industry that I had been recruiting in for the last 15 years. But a little over 6 years ago, I got involved in the Career College industry and have since qualified for both a home purchase and re-finance as well as a paid-for M-Benz.

The Career College industry only gets stronger when the economy isn't as laid-off workers go back to school to get retrained so my work flow has been and will continue to be steady.

Monthly net income:

$ 4850. on average.  I work 100% commissions (I have done so in the same profession for the last 26 years) so income varies from month-to-month.

Monthly expenses: $ 3688

Housing: $ 1675
Insurance: $ 480
Car expenses: $ 100
Utilities: $ 253
Phone, cable, internet: $ 330
Food, entertainment: $ 300
Clothing, household expenses $ 100
Credit cards and other loans: $ 400
Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$248.18

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$138,781	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	karmystic	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 640-660 (Mar-2008)
Principal balance:	$2,705.08	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Need Inventory
Purpose of loan:
This loan will be used to? To purchase inventory for 2 huge summer fairs in August.
My financial situation:
I am a good candidate for this loan because? I have never been late on a payment. I feel I am dependable and have already paid off some personal debt. My credit score has gone up not down and I am still slowly working on reapairing that.  I currently make money working at home for my own consulting business.  The inventory I need is for a another business I joined and I am doing really well with that also.  I have already done 1 small fair and sold over $1,000 in one day, the two fairs I have in August are bigger and are for 4 days each so I need to have alot of product on hand.
Monthly net income: $ 5,800-6,000
  Housing: $ 480.00
  Insurance: $ 300.0
  Car expenses: $ 200.00
  Utilities: $ 100.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 2,000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1994	Debt/Income ratio:	44%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	22y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,395	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	116%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trentg44	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$221.50

Auction yield range:	14.27% - 21.00%	Estimated loss impact:	14.94%
Lender servicing fee:	1.00%	Estimated return:	6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1996	Debt/Income ratio:	39%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,769	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	magnificent-power	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Jeep Wrangler!
Purpose of loan:
This loan will be used to Purchase a 1998 Jeep Wrangler Sahara addition, fully loaded with Air, full hard doors, and CD in absolutely mint condition, with only 54,000 original miles on her. The Jeep is black with professional custom work done, this Jeep is absolutely beautiful!

I am buying this Jeep from a Co-worker who needs the money bad and made me a deal I cannot refuse, Jeeps like this in my area are selling no less then $8,000.

My financial situation:
I am a good candidate for this loan because We are not going further into debt I sold both my Arctic Cat ATV's and paid off a $7500 dollar loan so I could purchase this Jeep without going further into debt. Only one toy at a time my friends.

I have already been approved for a loan through a local bank; however I am trying for a better interest rate.

I have never been late for any bills, ever! This is something I hold very high in my life, I always pay on time no matter what.

I have a very stable job that has not been affected by the economy, I bring in over 70K a year; my wife also has a very stable job and brings in 30K a year.

The Jeep is worth more then the loan amount.

Thank you very much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$122.48

Auction yield range:	17.27% - 26.00%	Estimated loss impact:	20.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1997	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 2m
Amount delinquent:	$43	Revolving credit balance:	$5,227	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blackjack	Borrower's state:	Illinois	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008) 540-560 (Aug-2006) 540-560 (Jul-2006)
Principal balance:	$191.16	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Moving
Purpose of loan:
This loan will be used to? We're moving and we need a little money to help with expenses.

My financial situation:
I am a good candidate for this loan because? I have a spouse with income.  I have also paid my other loan on time every single month.  We just need a little money to cover some expenses.  We have plenty of money each month to repay this loan and we'll probably pay it off before the 3 years are up.  We just need a little assistance.

Monthly net income: $ 4400
Monthly expenses: $
  Housing: $ 800
  Insurance: $ 147
  Car expenses: $ 360
  Utilities: $ 70
  Phone, cable, internet: $ 250
  Food, entertainment: $ 250
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 165
  Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,850.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$700.31

Auction yield range:	6.27% - 23.00%	Estimated loss impact:	5.41%
Lender servicing fee:	1.00%	Estimated return:	17.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	19%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$76,372	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Reputation1	Borrower's state:	Colorado	Borrower's group:	Cornell University Alumni-cornellalumni
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$27,217.00	< mo. late:	0 ( 0% )	760-780 (Mar-2008) 760-780 (Aug-2007) 700-720 (Nov-2006)
Principal balance:	$7,143.36	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Consolidation Loan at Max 24.00%
Background - Hello and thank you for reading!  I am a LENDER / GROUP LEADER (http://www.prosper.com/groups/group_home.aspx?group_short_name=Reputation) and a BORROWER. If successful, this would be my third Prosper loan. See previous listings here (http://www.prosper.com/lend/listing.aspx?listingID=189452 and http://www.prosper.com/invest/listing.aspx?listingID=287327).

I am a professional financial consultant in my late-30s (I know how money works) and have been employed with the same firm for the last 12+ years. My firm offers medical & retirement benefits and incentive comp. I don?t like the idea of posting my photo ? so I posted one of Stonewall. He is more interesting and better looking than me anyway.

Purpose - $17,850 Loan Request   This loan will be used to fund debt consolidation (we are currently putting on a new roof, and remodeling the basement while prices are low!).  This loan needs to price below 9% to be competitive and to be funded.

As a lender, I understand the importance of receiving payments on time. All of my lending information can be verified on lendingstats.com (http://www.lendingstats.com/lenders/Reputation1).   Although my credit grade has dropped to B, I still have a credit score of 750, and flawless 0/0/0 repayment record over nearly 20 years of credit history.

Income / Expenses - My base monthly salary is $9,300 plus incentive comp (still working to achieve Cornell?s alumni average of $150K). Monthly take home is ~ $6,000 after taxes, retirement, insurance, medical, etc.
Total monthly expenses: $5,020   Monthly Cash Remaining: $980   Conclusion - There is $980+ monthly income remaining to service this loan AND this excludes my wife?s part-time income and my incentive comp. We both have strong and supportive families. We are stable, careful, conservative, responsible Christians, and live within our means. We don?t own boats, motorcycles, SUVs, pool, big-screen TV, or other frivolous depreciating assets.  My car is 10 years old, my wife?s is 8 years old; both paid for and running great!   Please contact me if you have any questions, and thank you for considering this request. God's will be done.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$441.11

Auction yield range:	17.27% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1995	Debt/Income ratio:	8%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	10	Length of status:	9y 10m
Amount delinquent:	$2,935	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	0
Screen name:	durable-camaraderi	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff lawyer for children petition
Purpose of loan:
This loan will be used to?pay off my lawyer who is helping for a petition made in favor of my 3 children

My financial situation:
I am a good candidate for this loan because?i am a senior retail manager

Monthly net income: $
4000.
Monthly expenses: $
  Housing: $ 1350  Insurance: $ none
  Car expenses: $ none
  Utilities: $
  Phone, cable, internet: $ 175.00
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $ 500 all included food etc
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	25%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,673	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hopeful-money	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAying off bad debt
Purpose of loan:
Payoff some predatory lenders.

My financial situation:
Wife lost her job but, just recently got a great job but, this has caused some sticky months. She is now bringing home what we need to make our budget work. I would love to get rid of these high interest loans.

Monthly net income: $ 5000

Monthly expenses: $ 2450
  Housing: $ 1300
  Insurance: $ 125
  Car expenses: $ 450
  Utilities: $ 200
  Phone, cable, internet: $ 150
  Food, entertainment: $ 75
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 100
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$613.75

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1992	Debt/Income ratio:	41%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$22,230	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	davlbrwn	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$7,803.55	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my credit cards
Purpose of loan:
the first loan did not cover all credit card
paying off my credit cards debit get out of 33% intrest
My financial situation:
I am a good candidate for this loan because?
i would like to get all credit card on one fix intrest rate i have keep all my payment current

Monthly net income: $
$4500.00
Monthly expenses: $
  Housing: $ 350.00
  Insurance: $ 48.00
  Car expenses: $ 60.00
  Utilities: $ 65.00
  Phone, cable, internet: $ 90.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 00.00
  Credit cards and other loans: $ 1500.00
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$549.26

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	65	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,337	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	towering-worth	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to pay off two credit cards and will also help improve my credit score.  I am and always have been current on these cards.  The monthly payment that I make right now to these cards is 425.00 I will not have a problem making this payment whatsoever.

My financial situation:
I am a good candidate for this loan because I have a very good job in medical sales that continues to grow month by month.  I do currently have over 10000.00 in my savings account.  I would prefer to not use this to pay off debt at this time because it would clean me out.

Monthly net income:
$ 10500.00

Monthly expenses: $
  Housing: $ 1200.00
  Insurance: $ 125.00 (car)
  Car expenses: $ 400.00
  Utilities: $ 400.00
  Phone, cable, internet: $ 200
  Food, entertainment: $ 500
  Clothing, household expenses $200
  Credit cards and other loans: $ 1500 this includes credit cards, car loans, and student loans
  Other expenses: $ 1000.00 tithe, 400.00 medical insurance, 200.00 cell phone
Information in the Description is not verified.